                                                                   Exhibit 10.18

          Pages or exhibits where confidential treatment has been requested are stamped "Confidential portions omitted and filed separately with the Commission." The appropriate section has been marked at the appropriate place with an "*".

                      COLUMBIA/HCA HEALTHCARE CORPORATION
                              PURCHASE AGREEMENT

          THIS PURCHASE AGREEMENT ("Agreement") made and entered into this 15th day of August, 1995 by and between COLUMBIA/HCA HEALTHCARE CORPORATION, a Delaware corporation, having its principal place of business at One Park Plaza, Nashville, TN 37203 (hereinafter called "Columbia/HCA"), and DePuy, Inc. having its or his principal place of business at 700 Orthopaedic Drive, Warsaw, IN 46581 (hereinafter called "Seller").

                                  WITNESSETH:

          Upon receipt of an executed Order to Purchase (in form attached as Exhibit B hereto), Seller agrees to sell and deliver Buyer, and Buyer agrees to purchase from Seller, the following described products at the prices set forth herein, subject to and in accordance with the terms and conditions, covenants and agreements of the Standard Terms and Provisions attached hereto as Exhibit D and incorporated herein by reference, attached hereto and expressly made a part hereof at the time of execution of this Agreement, and subject to the terms regarding quantity contained in such Order to Purchase. As used in this Agreement, the term "Buyer" shall include Columbia/HCA Healthcare Corporation and the owned, managed and/or controlled entities which are listed in Exhibit C.

1.        PRODUCTS AND PRICE

                 Products and Pricing: More specifically described in the attached Exhibit A. Pricing firm until 8/31/97. Within the Columbia/HCA Consolidated Service Center Markets and the Corporately approved J.I.T. facilities, the attached pricing represents hospital delivered pricing (distribution margin absorbed by manufacturer).
                 F.O.B.: Affiliated Facility.  No Freight Minimums.
                 Payment Terms:  Net 30
                 See attached letter to Mike Grannan, dated Aug. 31.

2.     TERM

            The term of this Agreement shall be for a period commencing on the 1st day of September, 1995 and expiring on the 31st day of August, 1998. Terms and conditions for this Agreement are firm for this period, unless otherwise specifically provided herein.

3.     CANCELLATION

            Either party of this Agreement may cancel notice to the other party.

       IN WITNESS WHEREOF, the parties hereto have set their hands to this Agreement the day and date first above written.

                                    "Columbia/HCA"

WITNESS:                            COLUMBIA/HCA HEALTHCARE CORPORATION

                                   By: /s/ Michael Louviere
----------------------------          ---------------------------------------

                                   Name: Michael Louviere
                                         -------------------------------------

                                   Title: Vice President Materials Management
                                          ------------------------------------

                                   Date: August 28, 1995
                                         -------------------------------------

                                   "Seller"
WITNESS:                           COMPANY'S NAME: DePuy, Inc.
-------------------------                          ---------------------------

                                   By: /s/ William P. McIlhargey
                                       ---------------------------------------

                                   Name: William P. McIlhargey
                                         -------------------------------------

                                   Title: Director Sales and Contract Services
                                          ------------------------------------

                                   Date: August 28, 1995
                                         -------------------------------------

                                   EXHIBIT A

                                 CONFIDENTIAL

                                  SOFT GOODS
                                  PRICE LIST

                                PREPARED FOR:

                      COLUMBIA/HCA HEALTHCARE CORPORATION

            AGREEMENT EFFECTIVE: SEPT 1, 1995 THROUGH AUG 31, 1998

               PRICING VALID: SEPT 1, 1995 THROUGH AUG 31, 1997

                                    .DEPUY.

________________________________________________________________________________

     ORDERING INFORMATION/RETURN GOODS POLICY
     ______________________________________________

     DePuy Inc. orders may be placed by:
          .    Contracting your local DePuy Inc. representative (24 Hour
               Coverage)
          .    Calling the DePuy Main Office (800) 366-8143 toll free
          .    Using FAX Number (800) 669-2530
          .    Mailing orders to: DePuy
                                  PO Box 988
                                  Warsaw, In 46581-0988

     TERMS

     Net 30 Days

     REMITTANCE ADDRESS

     DePuy
     PO Box 506
     Warsaw, IN 46581-0506

     FREIGHT

     All products contained in this price list are F.0.B. destination for U.P.S. Ground, Parcel Post and Regular Motor Freight. Special handling (i.e. Federal Express, U.P.S. Blue, etc.) will be prepaid and added to the invoice.

     RETURN GOODS POLICY

     If you find it necessary to return product, for whatever reason, please contact your local DePuy representative for instructions or call DePuy Customer Service toll free, (800) 366-8143, or use DePuy FAX Number toll free, (800) 669-2530. All returns are subject to the following:

     1. To expedite the return process, please contact your DePuy sales representative or DePuy Customer Service.

     2. When returning items, please include the date of purchase and invoice number on the packing list, and provide a written reason for the return.

     3. A minimum of 15% up to a maximum of $100 handling charge may be assessed for all contracted items returned. Sterile packaged items may be returned for credit only if returned in the original unopened package.

     4.   Special or altered items cannot be returned for credit.

     5. Product can only be returned for credit within 90 days of the invoice date.

     6. Please notify your DePuy representative or DePuy Customer Service to receive credit for products which have either not been received or are damaged upon receipt within 30 days of the invoice date.

________________________________________________________________________________

________________________________________________________________________________

                      COLUMBIA/HCA HEALTHCARE CORPORATION

         AGREEMENT EFFECTIVE: SEPTEMBER 1, 1995 THROUGH AUGUST 31, 1998

           PRICING VALID: SEPTEMBER 1, 1995 THROUGH AUGUST 31, 1997

                              TERMS: NET 30 DAYS

                             PRODUCT CATERGORIES

                                  SOFT GOODS

                               RELATED PRODUCTS

    DESCRIPTIVE BROCHURES ARE AVAILABLE THROUGH YOUR DEPUY REPRESENTATIVE.

________________________________________________________________________________

---------------------------------------------------------------
                             COLUMBIA/HCA
CATALOG NO.    DESCRIPTION                     U/M        PRICE
---------------------------------------------------------------
3000-10-000    FOAM COLLAR SM                  EA
3000-12-000    FOAM COLLAR SM X LGN            EA
3000-14-000    FOAM COLLAR MED                 EA
3000-16-000    FOAM COLLAR MED X LGN           EA
3000-18-000    FOAM COLLAR LG                  EA
3000-20-000    FOAM COLLAR X LONG NAR          EA
3000-34-000    BX/6 EXTENSION TABS             BX
3000-36-000    NAVY EXTENSION TABS             BX
3000-40-000    GRAY FOAM CLR SM                EA
3000-42-000    GRAY FOAM CLR SM X-LONG         EA
3000-44-000    GRAY FOAM CLR MED               EA
3000-46-000    GRAY FOAM COLLAR MED X-LONG     EA
3000-48-000    GRAY FOAM CLR LG                EA
3000-50-000    GRAY FOAM CLR X-LONG NARROW     EA

3003-10-000    LOW CONTOUR COLLAR SM           EA
3003-12-000    LOW CONTOUR COLLAR MED          EA
3003-14-000    LOW CONTOUR COLLAR LG           EA           *

3004-10-000    UNIVERSAL LOW COLLAR 3IN        EA
3004-12-000    UNIVERSAL HIGH COLLAR 4IN       EA

3005-10-000    CERV COLLAR, SM                 EA
3005-12-000    CERV COLLAR, MED                EA
3005-14-000    CERV COLLAR, LG                 EA

3012-10-000    SPLIT COLLAR, MED 4IN           EA
3012-12-000    SPLIT COLLAR, LG 4IN            EA

3013-10-000    FIRM COLLAR, SM BL              EA
3013-12-000    FIRM COLLAR, SM X LONG BL       EA
3013-14-000    FIRM COLLAR, MED BL             EA
3013-16-000    FIRM COLLAR, MED X LNG BL       EA
3013-18-000    FIRM COLLAR, LG BL              EA
3013-20-000    FIRM COLLAR, X LNG NAR BL       EA
3013-22-000    FIRM COLLAR, SM WH              EA
3013-24-000    FIRM COLLAR, SM X LNG WH        EA
3013-26-000    FIRM COLLAR, MED WH             EA
3013-28-000    FIRM COLLAR, MED X LNG WH       EA
3013-30-000    FIRM COLLAR, LG WH              EA
3013-32-000    FIRM COLLAR, X LNG NAR WH       EA
3013-40-000    GRAY FOAM CLR FIRM SM           EA
3013-42-000    GRAY FOAM CLR FIRM SM X-LONG    EA
3013-44-000    GRAY FOAM CLR FIRM MED          EA
3013-46-000    GRAY FOAM CLR FIRMMED X-LONG    EA
3013-48-000    GRAY FOAM CLR FIRM LG           EA
3013-50-000    GRAY FOAM CLR X-LONG NARROW     EA

3014-10-000    ECON COLLAR, SM                 EA
3014-12-000    ECON COLLAR, SM X LNG           EA
3014-14-000    ECON COLLAR, MED                EA
3014-16-000    ECON COLLAR, MED X LNG          EA
3014-18-000    ECON COLLAR, LG                 EA
--------------------------------------------------------------------------------

*Confidetial portions omitted and filed separately with the Commission.
































                                  COLUMBIA/HCA

CATALOG NO.  DESCRIPTION                        U/M             PRICE

3014-20-000 ECON COLLAR, X LNG NAR               EA
3014-40-000 GRAY STD FOAM CLR SM                 EA
3014-42-000 GRAY STD FOAM CLR SM X-LONG          EA
3014-44-000 GRAY STD FOAM CLR MED                EA
3014-46-000 GRAY STD FOAM CLR MED X-LONG         EA
3014-48-000 GRAY STD FOAM CLR LG                 EA
3014-50-000 GRAY STD FOAM CLR X-LONG NAR         EA

3015-02-000 PHIL CERVICAL COLLAR PED             EA
3015-04-000 PHIL CERVICAL COLLAR 2 1/4 SM        EA
3015-06-000 PHIL CERVICAL COLLAR 2 1/4 MD        EA
3015-08-000 PHIL CERVICAL COLLAR 2 1/4 LG        EA
3015-10-000 PHIL CERVICAL COLLAR 3 1/4 S         EA
3015-12-000 PHIL CERVICAL COLLAR 3 1/4 M         EA
3015-14-000 PHIL CERVICAL COLLAR 3 1/4 L         EA
3015-20-000 PHIL CERVICAL COLLAR 4 1/4 S         EA
3015-22-000 PHIL CERVICAL COLLAR 4 1/4 M         EA
3015-24-000 PHIL CERVICAL COLLAR 4 1/4 L         EA
3015-30-000 PHIL CERVICAL COLLAR 5 1/4 S         EA
3015-32-000 PHIL CERVICAL COLLAR 5 1/4 M         EA
3015-34-000 PHIL CERVICAL COLLAR 5 1/4 L         EA
3015-36-000 PHIL TRACH COLLAR 2 1/4 SM           EA
3015-37-000 PHIL TRACH COLLAR 2 1/4 MED          EA            *
3015-38-000 PHIL TRACH COLLAR 2 1/4 LG           EA
3015-40-000 PHIL TRACH CERV COLLAR 3 1/4 S       EA
3015-42-000 PHIL TRACH CERV COLLAR 3 1/4         EA
3015-44-000 PHIL TRACH CERV COLLAR 3 1/4 L       EA
3015-50-000 PHIL TRACH CERV COLLAR 4 1/4 S       EA
3015-52-000 PHIL TRACH CERV COLLAR 4 1/4         EA
3015-54-000 PHIL TRACH CERV COLLAR 4 1/4 L       EA
3015-60-000 PHIL TRACH CERV COLLAR 5 1/4 S       EA
3015-62-000 PHIL TRACH CERV COLLAR 5 1/4         EA
3015-64-000 PHIL TRACH CERV COLLAR 5 1/4 L       EA
3015-70-000 PHIL TRACH CERV COLLAR PED           EA

3016-10-000 THE C-SECURE COLLAR INFANT           EA
3016-12-000 THE C-SECURE COLLAR PEDIATRIC        EA
3016-14-000 THE C-SECURE COLLAR NECKLESS         EA
3016-16-000 THE C-SECURE COLLAR SHORT NECK       EA
3016-18-000 THE C-SECURE COLLAR REGULAR          EA
3016-20-000 THE C-SECURE COLLAR TALL             EA

3100-10-000 PAD HALTER W/BAR SM                  EA
3100-12-000 PAD HALTER W/BAR MED                 EA
3100-14-000 PAD HALTER W/BAR, LG                 EA
3100-16-000 PADDED HALTER SM                     EA
3100-18-000 PADDED HALTER MD                     EA
3100-20-000 PADDED HALTER LG                     EA

3101-16-000 ELAS PAD HALTER W/O BAR SM           EA
3101-18-000 ELAS PAD HALTER W/O BAR MED          EA
3101-20-000 ELAS PAD HALTER W/O BAR LG           EA

3102-10-000 BAR 8 IN                             EA

*Confidential portions omitted and filed separately with the Commission.


--------------------------------------------------------------------------------
                                 COLUMBIA/HCA
CATALOG NO.    DESCRIPTION                        U/M                 PRICE
--------------------------------------------------------------------------------
3102-12-000    BAR 10 IN                           EA
3102-14-000    BAR 12 IN                           EA

3014-00-000    BX/12 DISPOS HALTERS                BX

3107-00-000    DISP HALTER SET                     EA

3111-00-000    TRACTION KIT                        EA

3112-00-000    OVERHEAD TRACTION UNIT              EA

3114-00-000    UNIV. STD. HEAD HALTER              EA

3115-00-000    UNIV. UPRIGHT HEAD HALTER           EA

3116-00-000    DELUXE HOME TRACTION KIT            EA

3200-10-000    6IN LADIES RIB BELT 24-30           EA
3200-12-000    6IN LADIES RIB BELT 30-36           EA
3200-14-000    6IN LADIES RIB BELT 36-42           EA
3200-16-000    6IN LADIES RIB BELT 42-48           EA
3200-18-000    6IN LADIES RIB BELT 48-54           EA

3201-10-000    6IN MENS RIB BELT 24-30             EA
3201-12-000    6IN MENS RIB BELT 30-36             EA
3201-14-000    6IN MENS RIB BELT 36-42             EA
3201-16-000    6IN MENS RIB BELT 42-48             EA
3201-18-000    6IN MENS RIB BELT 48-54             EA

3202-10-000    8IN MENS RIB BELT 24-30             EA
3202-12-000    8IN MENS RIB BELT 30-36             EA
3202-14-000    8IN MENS RIB BELT 36-42             EA
3202-16-000    8IN MENS RIB BELT 42-48             EA
3202-18-000    8IN MENS RIB BELT 48-54             EA

3209-10-000    8IN LADIES RIB BELT 24-30           EA
3202-12-000    8IN LADIES RIB BELT 30-36           EA
3209-14-000    8IN LADIES RIB BELT 36-42           EA
3209-16-000    8IN LADIES RIB BELT 42-48           EA                    *
3209-18-000    8IN LADIES RIB BELT 48-54           EA

3215-00-000    BX/6 LADIES 6IN UNIV RIB BEL        BX
3215-01-000    LADIES 6IN UNIV RIB BEL             EA

3216-00-000    BX/6 MENS 6IN UNIV RIB BELT         BX
3216-01-000    MENS 6IN UNIV RIB BELT              EA

3217-00-000    MENS 8IN UNIV RIB BELT              EA

3218-00-000    LADIES 8IN UNIV RIB BELT            EA

3300-10-000    ABD BINDER SM 10IN                  EA
3300-12-000    ABD BINDER MED 10 IN                EA
3300-14-000    ABD BINDER LG 10 IN                 EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.






























                                  COLUMBIA/HCA

CATALOG NO.                  DESCRIPTION        U/M            PRICE

3300-16-000 ABD BINDER X LG 10IN                EA
3300-18-000 ABD BINDER XX LG 10 IN              EA

3301-10-000 ABD BINDER SM 12IN                  EA
3301-12-000 ABD BINDER, MED 12IN                EA
3301-14-000 ABD BINDER, LG 12IN                 EA
3301-16-000 ABD BINDER X LG 12IN                EA
3301-18-000 ABD BINDER XX LG 12IN               EA

3302-10-000 ABD BINDER MED 14IN                 EA
3302-12-000 ABD BINDER LG 14IN                  EA
3302-14-000 ABD BINDER X LG 14IN                EA
3302-16-000 ABD BINDER XX LG 14IN               EA

3303-10-000 ECON BINDER SM lOIN                 EA
3303-12-000 ECON BINDER MED 10IN                EA
3303-14-000 ECON BINDER LG 10IN                 EA
3303-16-000 ECON BINDER XLG 10IN                EA
3303-18-000 ECON BINDER XXLG 10IN               EA

3304-00-000 BX/6 12IN 4 PANEL BINDER            BX

3305-00-000 BX/6 9IN 3 PANEL BINDER,            BX

3306-00-000 BX/6 lOIN UNIV BINDER               BX          *

3307-00-000 BX/6 12IN UNIV BINDER               BX

3400-10-000 PAD CLAVICLE INF                    EA
3400-11-000 PAD CLAVICLE XSM                    EA
3400-12-000 PAD CLAVICLE SM                     EA
3400-14-000 PAD CLAVICLE MED                    EA
3400-16-000 PAD CLAVICLE LG                     EA
3400-18-000 PAD CLAVICLE X LG                   EA
3400-20-000 PAD CLAVICLE XX LG                  EA

3403-08-000 DEPUY VELCRO CLAVICLE BR INF        EA
3403-10-000 DEPUY VELCRO CLAVICLE BR XS         EA
3403-12-000 DEPUY VELCRO CLAVICLE BR SM         EA
3403-14-000 DEPUY VELCRO CLAVICLE BR MD         EA
3403-16-000 DEPUY VELCRO CLAVICLE BR LG         EA
3403-18-000 DEPUY VELCRO CLAVICLE BR XLG        EA
3403-20-000 DEPUY VELCRO CLAVICLE BR XXLG       EA
3403-28-000 DEPUY CLAVICLE SPLINT INFANT        EA
3403-30-000 DEPUY CLAVICLE SPLINT X-SM          EA
3403-32-000 DEPUY CLAVICLE SPLINT SM            EA
3403-34-000 DEPUY CLAVICLE SPLINT MD            EA
3403-36-000 DEPUY CLAVICLE SPLINT LG            EA
3403-38-000 DEPUY CLAVICLE SPLINT X-LG          EA

3405-10-000 TRI-BUCKLE CLAVICLE BRACE INFT      EA
3405-12-000 TRI-BUCKLE CLAVICLE BRACE SM        EA
3405-14-000 TRI-BUCKLE CLAVICLE BRACE MD        EA
3405-16-000 TRI-BUCKLE CLAVICLE BRACE LG        EA

*Confidential portions omitted and filed separately with the Commission.

-----------------------------------------------------------------
                           COLUMBIA/HCA
CATALOG NO.  DESCRIPTION                      U/M           PRICE
-----------------------------------------------------------------
3405-18-000  TRI-BUCKLE CLAVICLE BRACE X-LG   EA
3405-20-000  TRI-BUCKLE CLAVICLE BRACE XXLG   EA

3501-10-000  SM CRADLE SLING, NAVY            EA
3501-12-000  MED CRADLE SLING, NAVY           EA
3501-14-000  LG CRADLE SLING, NAVY            EA

3503-00-000  UNIVERSAL ARM SLING              EA

3505-10-000  SM ENVELOPE SLING, NAVY          EA
3505-12-000  MED ENVELOPE SLING, NAVY         EA
3505-14-000  LG ENVELOPE SLING, NAVY          EA

3506-10-000  ARM SLING/STRAP W/CUFF SM        EA
3506-12-000  ARM SLING/STRAP W/CUFF MED       EA
3506-14-000  ARM SLING/STRAP W/CUFF LG        EA

3507-10-000  SM ARM STRAP                     EA              *
3507-12-000  MED ARM STRAP                    EA
3507-14-000  LG ARM STRAP                     EA
3507-16-000  X LG ARM STRAP                   EA
3507-30-000  PAD ARM STRAP, SM                EA
3507-32-000  PAD ARM STRAP, MED               EA
3507-34-000  PAD ARM STRAP, LG                EA
3507-36-000  PAD ARM STRAP, X LG              EA

3509-10-000  SM ENVELOPE SLING, NAVY          EA
3509-12-000  MED ENVELOPE SLING, NAVY         EA
3509-14-000  LG ENVELOPE SLING, NAVY          EA

3510-08-000  BLUE MESH ARM SLING XSM          EA
3510-10-000  BLUE MESH ARM SLING SM           EA
3510-12-000  BLUE MESH ARM SLING MED          EA
3510-14-000  BLUE MESH ARM SLING LG           EA
3510-16-000  BLUE MESH ARM SLING XLG          EA

3511-10-000  MENS ARMS IMMOB, SM              EA
3511-12-000  MENS ARMS IMMOB, MED             EA
3511-14-000  MENS ARMS IMMOB, LG              EA
3511-16-000  MENS ARMS IMMOB, XLG             EA

3513-10-000  IMPROVE UNIV ARM IMMOB SM        EA
3513-12-000  IMPROVE UNIV ARM IMMOB MD        EA
3513-14-000  IMPROVE UNIV ARM IMMOB LG        EA

3514-00-000  VARNEY BRACE                     EA

3515-08-000  WHITE STD ARM SLING XSM          EA
3515-10-000  WHITE STD ARM SLING SM           EA
3515-12-000  WHITE STD ARM SLING MED          EA
3515-14-000  WHITE STD ARM SLING LG           EA
3515-16-000  WHITE STD ARM SLING XLG          EA

3516-08-000  UNIV IMMOB SLING XS              EA
-----------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.






























                                  COLUMBIA/HCA

CATALOG NO.  DESCRIPTION                        U/M             PRICE

3516-10-000 UNIV IMMOB SLING SM                 EA
3516-12-000 UNIV IMMOB SLING MED                EA
3516-14-000 UNIV IMMOB SLING LG                 EA
3516-16-000 UNIV ARM IMMOBILIZER XLG            EA

3517-10-000 DELUXE BLUE SLING, SM               EA
3517-12-000 DELUXE BLUE SLING, MED              EA
3517-14-000 DELUXE BLUE SLING, LG               EA

3518-00-000 CHILD PRINT ARM SLING SMALL         EA
3518-08-000 CHILD PRINT ARM SLING X-SMALL       EA

3519-10-000 FEMALE ARM IMMOB, SM                EA
3519-12-000 FEMALE ARM IMMOB, MED               EA
3519-14-000 FEMALE ARM IMMOB, LG                EA
3519-16-000 FEMALE ARM IMMOB, X LG              EA

3520-00-000 GARDNER UNIV ARM ELEVATOR           EA
3520-10-000 GARDNER UNIV ARM ELEV W/PKT         EA

3524-00-000 ACROMIOCLAVICULAR SPLINT            EA

3525-10-000 TEGTMEIER ARM ELEV/SLING SM         EA
3525-12-000 TEGTMEIER ARM ELEV/SLING MED        EA                *
3525-14-000 TEGTMEIER ARM ELEV/SLING LG         EA

3527-08-000 BLUE STD ARM SLING XSM              EA
3527-10-000 BLUE STD ARM SLING SM               EA
3527-12-000 BLUE STD ARM SLING MED              EA
3527-14-000 BLUE STD ARM SLING LG               EA
3527-16-000 BLUE STD ARM SLING XLG              EA

3529-00-000 UNIV FOAM ARM/SHOULDER IMMOB        EA

3530-10-000 PLAID VOGUE SLING, SM               EA
3530-12-000 PLAID VOGUE SLING, MED              EA
3530-14-000 PLAID VOGUE SLING, LG               EA
3530-16-000 PLAID VOGUE SLING, XLG              EA
3530-20-000 PLAID VOG SLNG W/PAD STRAP SM       EA
3530-22-000 PLAID VOG SLNG W/PAD STRAP MD       EA
3530-24-000 PLAID VOG SLNG W/PAD STRAP LG       EA
3530-26-000 PLAID VOG SLNG W/PAD STRAP XLG      EA

3531-10-000 UNIV SLING/SWATHE IMM PED           EA
3531-12-000 UNIV SLING/SWATHE IMM SM            EA
3531-14-000 UNIV SLING/SWATHE IMM MED           EA
3531-16-000 UNIV SLING/SWATHE IMM LG            EA

3532-10-000 BLUE VOGUE SLING SM W/PAD           EA
3532-12-000 BLUE VOGUE SLING MED W/PAD          EA
3532-14-000 BLUE VOGUE SLING LG W/PAD           EA
3532-16-000 BLUE VOGUE SLING XLG W/PAD          EA
3532-20-000 BL VOG SLG W/PAD STRAP SM           EA
3532-22-000 BL VOG SLNG W/PAD STRAP MD          EA

*   Confidential portions omitted and filed separately with the Commission

-----------------------------------------------------------------
                           COLUMBIA/HCA
CATALOG NO.  DESCRIPTION                       U/M          PRICE
-----------------------------------------------------------------
3560-22-000  HINGED KNEE LIG STABILIZER MED    EA
3560-24-000  HINGED KNEE LIG STABILIZER LG     EA
3560-26-000  HINGED KNEE LIG STABILIZER XLG    EA
3560-28-000  HINGED KNEE LIG STABIL XXLG       EA

3561-10-000  HINGE JOINT KNEE BRACE SM         EA
3561-12-000  HINGE JOINT KNEE BRACE MED        EA
3561-14-000  HINGE JOINT KNEE BRACE LG         EA
3561-16-000  HINGE JOINT KNEE BRACE XL         EA
3561-18-000  HINGE JOINT KNEE BRACE XXL        EA
3561-20-000  ADJ HINGED KNEE SUPPORT SM        EA
3561-22-000  ADJ HINGED KNEE SUPPORT MED       EA
3561-24-000  ADJ HINGED KNEE SUPPORT LG        EA
3561-26-000  ADJ HINGED KNEE SUPPORT X-LG      EA
3561-28-000  ADJ HINGED KNEE SUPPORT XX-LG     EA

3562-00-000  UNIV CONTOUR LUMBO SACRAL SPRT    EA
3562-10-000  CONTOURED LUMBO SACRAL SPT SM     EA
3562-12-000  CONTOURED LUMBO SACRAL SPT MED    EA
3562-14-000  CONTOURED LUMBO SACRAL SPT LG     EA
3562-16-000  CONTOURED LUMBO SACRAL SPT XL     EA
3562-18-000  CONTOURED LUMBO SACRAL SPT XXL    EA           *
3562-20-000  MOLDABLE STABILIZATION PAD        EA
3562-24-000  NEOPRENE SACRAL PAD (UNIV)        EA
3562-30-000  NEOPR-ELSTC LUMBO SACR SUP SM     EA
3562-32-000  NEOPR-ELSTC LUMBO SACR SUP MD     EA
3562-34-000  NEOPR-ELSTC LUMBO SACR SUP LG     EA
3562-36-000  NEOPR-ELSTC LUMBO SACR SUP XL     EA
3562-38-000  NEOPR-ELSTC LUMBO SACR SUP XXL    EA

3563-10-000  OPEN POPLITEAL KNEE SUPPORT SM    EA
3563-12-000  OPEN POPLITEAL KNEE SUP MED       EA
3563-14-000  OPEN POPLITEAL KNEE SUPPORT LG    EA
3563-16-000  OPEN POPLITEAL KNEE SUPP XLG      EA
3563-18-000  OPEN POPLITEAL KNEE SUP XXLG      EA

3564-10-000  CALF SUPPORTS XS                  EA
3564-12-000  CALF SUPPORTS SM                  EA
3564-14-000  CALF SUPPORTS MD                  EA
3564-16-000  CALF SUPPORTS LG                  EA
3564-18-000  CALF SUPPORTS XL                  EA

3568-00-000  UNIVERSAL WRIST SPLINT (UNIV)     EA
3568-10-000  COCKUP SPLINT RT SM               EA
3568-12-000  COCKUP SPLINT RT MD               EA
3568-14-000  COCKUP SPLINT RT LG               EA
3568-16-000  COCKUP SPLINT RT XL               EA
3568-20-000  COCKUP SPLINT LT SM               EA
3568-22-000  COCKUP SPLINT LT MD               EA
3568-24-000  COCKUP SPLINT LT LG               EA
3568-26-000  COCKUP SPLINT LT XL               EA

3570-12-000  KNEE PROTECTOR (WRAP ON) UNIV     EA
3570-14-000  EXTRA HINGE COVER                 EA
-----------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.






























                                  COLUMBIA/HCA

CATALOG NO.  DESCRIPTION                        U/M             PRICE

3570-20-000 REPL WRAPS (SET) OLD STYLE SM       PR
3570-22-000 REPL WRAPS (SET) OLD STYLE LG       PR
3570-24-000 REPL WRAPS (SET) NEW STYLE SM       PR
3570-26-000 REPL WRAPS (SET) NEW STYLE LG       PR

3571-10-000 UNIVERSAL TENNIS ELBOW SPLINT       EA
3571-12-000 UNIV TENNIS ELBOW SPLT W/BLOCK      EA

3572-00-000 UNIV KNEE SUPPORT UNIV              EA

3595-00-000 TRAC-LOC KNEE BRACE                 EA

3600-10-000 ADJ PT BELT 26-30                   EA
3600-12-000 ADJ PT BELT 30-34                   EA
3600-14-000 ADJ PT BELT 34-38                   EA
3600-16-000 ADJ PT BELT 38-42                   EA
3600-18-000 ADJ PT BELT 42-46                   EA
3600-20-000 ADJ PT BELT 46-50                   EA

3602-10-000 PT BELT 28                          EA
3602-12-000 PT BELT 30                          EA
3602-14-000 PT BELT 32                          EA
3602-16-000 PT BELT 34                          EA
3602-18-000 PT BELT 36                          EA                *
3602-20-000 PT BELT 38                          EA
3602-22-000 PT BELT 40                          EA
3602-24-000 PT BELT 42                          EA
3602-26-000 PT BELT 44                          EA
3602-28-000 PT BELT 46                          EA
3602-30-000 PT BELT 48                          EA

3604-00-000 SPREADER BAR 22IN                   EA

3606-10-000 1 STRP ADJ DISP TRAC BELT X SM      EA
3606-12-000 1 STRP ADJ DISP BELT SM             EA
3606-14-000 1 STRP ADJ DISP BELT MED            EA
3606-16-000 1 STRP ADJ DISP BELT LG             EA
3606-18-000 1 STRP ADJ DISP BELT X LG           EA
3606-20-000 1 STRP ADJ DISP BELT XX LG          EA

3607-10-000 2 STRP ADJ DISP TRAC BELT X SM      EA
3607-12-000 2 STRP ADJ DISP BELT SM             EA
3607-14-000 2 STRP ADJ DISP BELT MED            EA
3607-16-000 2 STRP ADJ DISP BELT LG             EA
3607-18-000 2 STRP ADJ DISP BELT X LG           EA
3607-20-000 2 STRP ADJ DISP BELT XX LG          EA

3608-00-000 UNIV SINGLE STRAP TRACT BELT        EA

3610-10-000 PAD HIP SPICA SM 24-32 HIP SZ       EA
3610-12-000 PAD HIP SPICA MED 30-38 HIP SZ      EA

*  Confidential portions omitted and filed with the Commission.

---------------------------------------------------------------
                            COLUMBIA/HCA
CATALOG      DESCRIPTION                       U/M        PRICE
---------------------------------------------------------------
3532-24-000  BL VOG SLNG W/PAD STRAP LG        EA
3532-26-000  BL VOG SLNG W/PAD STRAP XLG       EA

3533-08-000  PAVLIK HARNESS X-SM               EA
3533-10-000  PAVLIK HARNESS SM                 EA
3533-12-000  PAVLIK HARNESS MED                EA
3533-14-000  PAVLIK HARNESS LG                 EA

3534-00-000  UNIV SLING/SWATHE                 EA

3535-10-000  CLOSED SLV SLING & SWATHE SM      EA
3535-12-000  CLOSED SLV SLING & SWATHE MED     EA
3535-14-000  CLOSED SLV SLING & SWATHE LG      EA

3550-10-000  KNEE SUPPORT SM                   EA
3550-12-000  KNEE SUPPORT MED                  EA
3550-14-000  KNEE SUPPORT LG                   EA
3550-16-000  KNEE SUPPORT XLG                  EA
3550-18-000  KNEE SUPPORT XXL                  EA           *

3551-10-000  KNEE SUPPORT W/CUTOUT SM          EA
3551-12-000  KNEE SUPPORT W/CUTOUT MED         EA
3551-14-000  KNEE SUPPORT W/CUTOUT LG          EA
3551-16-000  KNEE SUPPORT W/CUTOUT XLG         EA
3551-18-000  KNEE SUPPORT W/CUTOUT XXL         EA
3551-20-000  STABIL KNEE SUPPORT SM            EA
3551-22-000  STABIL KNEE SUPPORT MD            EA
3551-24-000  STABIL KNEE SUPPORT LG            EA
3551-26-000  STABIL KNEE SUPPORT XLG           EA
3551-28-000  STABIL KNEE SUPPORT XXLG          EA
3551-30-000  ADJ PATELLAR KNEE SUPPORT SM      EA
3551-32-000  ADJ PATELLAR KNEE SUPPORT MED     EA
3551-34-000  ADJ PATELLAR KNEE SUPPORT LG      EA
3551-36-000  ADJ PATELLAR KNEE SUPPORT XLG     EA
3551-38-000  ADJ PATELLAR KNEE SUPPORT XXLG    EA

3552-10-000  CARTILAGE KNEE SPT/RIGHT SM       EA
3552-12-000  CARTILAGE KNEE SPT/RIGHT MED      EA
3552-14-000  CARTILAGE KNEE SPT/RIGHT LG       EA
3552-16-000  CARTILAGE KNEE SPT/RIGHT XLG      EA
3552-18-000  CARTILAGE KNEE SPT/RIGHT XXL      EA
3552-20-000  CARTILAGE KNEE SPT/LEFT SM        EA
3552-22-000  CARTILAGE KNEE SPT/LEFT MED       EA
3552-24-000  CARTILAGE KNEE SPT/LEFT LG        EA
3552-26-000  CARTILAGE KNEE SPT/LEFT XLG       EA
3552-28-000  CARTILAGE KNEE SPT/LEFT XXL       EA

3553-10-000  PATELLAR KNEE SUPPORT SM          EA
3553-12-000  PATELLAR KNEE SUPPORT MED         EA
3553-14-000  PATELLAR KNEE SUPPORT LG          EA
3553-16-000  PATELLAR KNEE SUPPORT XLG         EA
3553-18-000  PATELLAR KNEE SUPPORT XXL         EA
3553-20-000  ADJ PATELLAR KNEE SUPPORT SM      EA
3553-22-000  ADJ PATELLAR KNEE SUPPORT MD      EA
---------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.































                                  COLUMBIA/HCA

CATALOG      DESCRIPTION                       U/M        PRICE

3553-24-000 ADJ PATELLAR KNEE SUPPORT LG        EA
3553-26-000 ADJ PATELLAR KNEE SUPPORT XLG       EA
3553-28-000 ADJ PATELLAR KNEE SUPPORT XXLG      EA

3554-10-000 ANKLE SUPPORT SM                    EA
3554-12-000 ANKLE SUPPORT MED                   EA
3554-14-000 ANKLE SUPPORT LG                    EA
3554-16-000 ANKLE SUPPORT XLG                   EA
3554-20-000 ADJ ANKLE SUPPORT SM                EA
3554-22-000 ADJ ANKLE SUPPORT MD                EA
3554-24-000 ADJ ANKLE SUPPORT LG                EA
3554-26-000 ADJ ANKLE SUPPORT XLG               EA
3554-30-000 DOUBLE WRAP ANKLE SUPPORT SM        EA
3554-32-000 DOUBLE WRAP ANKLE SUPPORT MED       EA
3554-34-000 DOUBLE WRAP ANKLE SUPPORT LG        EA
3554-36-000 DOUBLE WRAP ANKLE SUPPORT X-LG      EA

3555-10-000 POST-OP ARTHRO KNEE DRES/RT SM      EA
3555-12-000 POST-OP ARTHRO KNEE DRES/RT MD      EA
3555-14-000 POST-OP ARTHRO KNEE DRES/RT LG      EA
3555-16-000 POST-OP ARTHRO KNEE DRES/RT XL      EA           *
3555-20-000 POST-OP ARTHRO KNEE DRES/LT SM      EA
3555-22-000 POST-OP ARTHRO KNEE DRES/LT MD      EA
3555-24-000 POST-OP ARTHRO KNEE DRES/LT LG      EA
3555-26-000 POST-OP ARTHRO KNEE DRES/LT XL      EA

3556-10-000 TENNIS ELBOW SUPPORT SM             EA
3556-12-000 TENNIS ELBOW SUPPORT MED            EA
3556-14-000 TENNIS ELBOW SUPPORT LG             EA
3556-16-000 TENNIS ELBOW SUPPORT XLG            EA

3557-00-000 UNIVERSAL WRIST WRAP                EA

3558-10-000 THIGH WRAP XSM                      EA
3558-12-000 THIGH WRAP SM                       EA
3558-14-000 THIGH WRAP MED                      EA
3558-16-000 THIGH WRAP LG                       EA
3558-18-000 THIGH WRAP XLG                      EA

3559-10-000 CROSS-STRAP KNEE DRESS SM RT        EA
3559-12-000 CROSS-STRAP KNEE DRESS MED RT       EA
3559-14-000 CROSS-STRAP KNEE DRESS LG RT        EA
3559-16-000 CROSS-STRAP KNEE DRESS XLG RT       EA
3559-20-000 CROSS-STRAP KNEE DRESS SM LFT       EA
3559-22-000 CROSS-STRAP KNEE DRESS MED LFT      EA
3559-24-000 CROSS-STRAP KNEE DRESS LG LFT       EA
3559-26-000 CROSS-STRAP KNEE DRESS XLG LFT      EA

3560-10-000 LIGAMENT STAB KNEE BRACE SM         EA
3560-12-000 LIGAMENT STAB KNEE BRACE MED        EA
3560-14-000 LIGAMENT STAB KNEE BRACE LG         EA
3560-16-000 LIGAMENT STAB KNEE BRACE XLG        EA
3560-18-000 LIGAMENT STAB KNEE BRACE XXL        EA
3560-20-000 HINGED KNEE LIG STABILIZER SM       EA

        *Confidential portions omitted and
         filed separately with the Commission.

-------------------------------------------------------------------------------
                           COLUMBIA/HCA
CATALOG NO.  DESCRIPTION                      U/M                       PRICES
-------------------------------------------------------------------------------
3610-14-000  PAD HIP SPICA LG 36-42 HIP SZ    EA
3610-16-000  PAD HIP SPICA XL 42-50 HIP SZ    EA
3610-18-000  PAD HIP SPICA XXL 48-56 HIP SZ   EA

3611-10-000  DELUX PAD PT BELT 26-34          EA
3611-12-000  DELUX PAD PT BELT 34-42          EA
3611-14-000  DELUX PAD PT BELT 42-50          EA

3612-00-000  UNIV PT BELT COMPL               EA
3612-07-000  UNIV PT BELT 7IN                 EA

3650-00-000  DURA*KOLD COLLAR UNIV            EA

3651-00-000  DURA*KOLD NECK WRAP UNIV         EA

3652-00-000  DURA*KOLD DENTAL/TMJ UNIV        EA

3653-00-000  DURA*KOLD SHLDR REG UNIV         EA
3653-00-600  DURA*KOLD SHOULDER/HIP REG W/L   EA
3653-08-000  DURA*KOLD SHLDR/HIP WRAP, SM     EA                         *
3653-08-600  DURA*KOLD SHOULDER/HIP SM W/L    EA

3654-00-000  DURA*KOLD SHLDR W/ROT CUFF UNV   EA
3654-00-600  DURA*KOLD SHLDR/W/ROTR CUF W/L   EA

3655-00-000  DURA*KOLD BACK WRAP              EA
3655-00-600  DURA*KOLD BACK WRAP W/L          EA

3656-10-000  DURA*KOLD PACK 9 X 11            EA
3656-12-000  DURA*KOLD PACK (SOLID) 9 X 11    EA
3656-14-000  DURA*KOLD PACK 11 X 16           EA
3656-16-000  DURA*KOLD PACK (SOLID) 11 X 16   EA

3657-00-000  DURA*KOLD WRIST AND ELBOW UNIV   EA
3657-00-600  DURA*KOLD WRIST AND ELB WRAP W/L EA

3658-00-000  DURA*KOLD GROIN UNVI             EA

3659-00-000  DURA*KOLD CPM KNEE WRAP UNIV     EA
3659-00-600  DURA*KOLD CPM KNEE WRAP W/L      EA

3660-10-000  DURA*KOLD ARTHRO KNEE WRAP UNIV  EA
3660-10-000  D*K ARTHRO KNEE WRAP STD W/L     EA
3660-12-000  DURA*KOLD ARTHRO KNEE WRAP LG    EA
3660-12-600  D*K ARTHRO KNEE WRAP LG W/L      EA
3660-14-000  DURA*KOLD ARTHRO KNEE WRAP XLG   EA
3660-14-600  D*K ARTHRO KNEE WRAP XLG W/L     EA

3662-12-000  DURA*KOLD LEG & ARM WRAP MED     EA
3662-12-600  D*K LEG & ARM WRAP MED W/L       EA
3662-16-600  DURA*KOLD LEG & ARM WRAP X-LG    EA

3663-10-000  DURA*KOLD FOOT & ANKL WRAP STD   EA
3663-10-600  D*K FOOT & ANKLE WRAP STD W/L    EA
-------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.






























                                  COLUMBIA/HCA

CATALOG NO.  DESCRIPTION                        U/M             PRICE

3664-00-000 DURA*KOLD VEST UNIV                 EA

3665-00-000 DURA*KOLD OUCH POUCH UNIV           EA

3666-10-000 DURA*KOLD INSULATED BAG SM          EA
3666-12-000 DURA*KOLD INSULATED BAG LG          EA

3667-00-000 DURA*KOLD SURGICAL FOOT WRAP        EA
3667-00-600 DURA*KOLD SURG FOOT WRAP W/L        EA

3675-00-000 DURA*KOLD CONSUMER WRAP 5X15        EA

3676-00-000 DURA*KOLD CONSUMER WRAP 8X22        EA

3680-02-000 D*K SURG KNEE SLV W/2 ICE INSR      EA
3680-04-000 D*K SURG KNEE SLV W/4 ICE INSR      KI
3680-20-000 D*K REMOVEABLE ICE INSR 24/PKG      PK

3701-08-000 LADIES LUMBO 30 IN                  EA
3701-10-000 LADIES LUMBO 32 IN                  EA
3701-12-000 LADIES LUMBO 34 IN                  EA
3701-14-000 LADIES LUMBO 36 IN                  EA                *
3701-16-000 LADIES LUMBO 38 IN                  EA
3701-18-000 LADIES LUMBO 40 IN                  EA
3701-20-000 LADIES LUMBO 42 IN                  EA
3701-22-000 LADIES LUMBO 44 IN                  EA
3701-24-000 LADIES LUMBO 46 INCH                EA
3701-26-000 LADIES LUMBO 48 INCH                EA

3705-10-000 MEN'S LUMBO 30 IN                   EA
3705-12-000 MEN'S LUMBO 32 IN                   EA
3705-14-000 MEN'S LUMBO 34 IN                   EA
3705-16-000 MEN'S LUMBO 36 IN                   EA
3705-18-000 MEN'S LUMBO 38 IN                   EA
3705-20-000 MEN'S LUMBO 40 IN                   EA
3705-22-000 MEN'S LUMBO 42 IN                   EA
3705-24-000 MEN'S LUMBO 44 IN                   EA

3710-10-000 SACRO W/PAD TUCKS SM                EA
3710-12-000 SACRO W/PAD TUCKS MED               EA
3710-14-000 SACRO W/PAD TUCKS LG                EA
3710-16-000 SACRO W/PAD TUCKS XLG               EA
3710-18-000 SACRO W/PAD TUCKS XX-LARGE          EA

3713-10-000 11 IN SACRAL BELT SM 28-32          EA
3713-12-000 11 IN SACRAL BELT SM/MED 32-36      EA
3713-14-000 11 IN SACRAL BELT MED/LG 36-40      EA
3713-16-000 11 IN SACRAL BELT LG 40-44          EA

*  Confidential portions omitted and filed separately with the Commission

--------------------------------------------------------------------------------
                                 COLUMBIA/HCA
CATALOG NO.      DESCRIPTION                      U/M                 PRICE
--------------------------------------------------------------------------------
3713-18-000      11 IN SACRAL BELT XL 44-48        EA
3713-20-000      11 IN SACRAL BELT XXLG 48-52      EA

3714-10-000      11IN SACRAL PT SM                 EA
3714-12-000      11IN SACRAL PT SM MED             EA
3714-14-000      11IN SACRAL PT MED LG             EA
3714-16-000      11IN SACRAL PT LG                 EA
3714-18-000      11IN SACRAL PT X LG               EA
3714-20-000      11IN SACRAL PT XX LG              EA

3715-10-000      13IN SACRAL PT SM                 EA
3715-12-000      13IN SACRAL PT SM MED             EA
3715-14-000      13IN SACRAL PT MED LG             EA
3715-16-000      13IN SACRAL PT LG                 EA
3715-18-000      13IN SACRAL PT X LG               EA
3715-20-000      13IN SACRAL PT XXLG               EA

3716-10-000      13IN SACRAL BELT, SM              EA
3716-12-000      13IN SACRAL BELT, SM MED          EA
3716-14-000      13IN SACRAL BELT, MED LG          EA
3716-16-000      13IN SACRAL BELT, LG              EA                   *
3716-18-000      13IN SACRAL BELT, X LG            EA
3716-20-000      13IN SACRAL BELT, XX LG           EA

3717-00-000      UNIV LUMBOSACRAL SUPPORT          EA

3718-10-000      CONTOUR ELAS L/S SPT SM(30-34)    EA
3718-12-000      CONTOUR ELAS L/S SPT M(34-38)     EA
3718-14-000      CONTOUR ELAS L/S SPT L(38-42)     EA
3718-16-000      CONTOUR ELAS L/S SPT XL(42-46)    EA
3718-18-000      CONTOUR ELAS L/S SP XXL(46-50)    EA

3719-10-000      ADJ SACRAL BELT (24IN-34IN) SM    EA
3719-12-000      ADJ SACRAL BELT (34IN-44IN) LG    EA


3731-08-000      HEEL LOCK ANKLE BRACE X-SMALL     EA
3731-10-000      HEEL LOCK ANKLE BRACE SMALL       EA
3731-12-000      HEEL LOCK ANKLE BRACE MEDIUM      EA
3731-14-000      HEEL LOCK ANKLE BRACE LARGE       EA
3731-16-000      HEEL LOCK ANKLE BRACE X-LARGE     EA

3748-10-000      H D ELASTIC WRIST SPLINT XS RT    EA
3748-12-000      H D ELASTIC WRIST SPLINT XS LT    EA
3748-14-000      H D ELASTIC WRIST SPLINT SM RT    EA
3748-16-000      H D ELASTIC WRIST SPLINT SM LT    EA
3748-18-000      H D ELASTIC WRIST SPLINT MD RT    EA
3748-20-000      H D ELASTIC WRIST SPLINT MD LT    EA
3748-22-000      H D ELASTIC WRIST SPLINT LG RT    EA
3748-24-000      H D ELASTIC WRIST SPLINT LG LT    EA
3748-26-000      H D ELASTIC WRIST SPLINT XLG RT   EA
3748-28-000      H D ELASTIC WRIST SPLINT XLG LT   EA

3749-00-000      ANDRAS UNIV WRIST SPLINT          EA

------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.






























                                  COLUMBIA/HCA

CATALOG NO.  DESCRIPTION                        U/M             PRICE

3750-02-000 COCKUP SPL T0DDLER RT 4 1/2 IN      EA
3750-04-000 COCKUP SPL TODDLER LT 4 1/2 IN      EA
3750-06-000 COCKUP XXS RT 6 IN                  EA
3750-08-000 COCKUP XXS LFT 6 IN                 EA
3750-10-000 COCKUP XS RT 6 IN                   EA
3750-12-000 COCKUP XS LFT 6 IN                  EA
3750-14-000 COCKUP SM RT 6 IN                   EA
3750-16-000 COCKUP SM LFT 6 IN                  EA
3750-18-000 COCKUP MED RT 6 IN                  EA
3750-20-000 COCKUP MED LFT 6 IN                 EA
3750-22-000 COCKUP LG RT 6 IN                   EA
3750-24-000 COCKUP LG LFT 6 IN                  EA
3750-30-000 LOOP-LOCK COCKUP 6IN XS RT          EA
3750-32-000 LOOP-LOCK COCKUP 6IN XS LFT         EA
3750-34-000 LOOP-LOCK COCKUP 6IN SM RT          EA
3750-36-000 LOOP-LOCK COCKUP 6IN SM LFT         EA
3750-38-000 LOOP-LOCK COCKUP 6IN MED RT         EA
3750-40-000 LOOP-LOCK COCKUP 6IN MED LFT        EA
3750-42-000 LOOP-LOCK COCKUP 6IN LG RT          EA
3750-44-000 LOOP-LOCK COCKUP 6IN LG LFT         EA

3751-06-000 COCKUP XX SMALL RIGHT 8 IN          EA                *
3751-08-000 COCKUP XX SMALL LEFT BIN            EA
3751-10-000 COCKUP XS RT 8 IN                   EA
3751-12-000 COCKUP XS LFT 8 IN                  EA
3751-14-000 COCKUP SM RT 8 IN                   EA
3751-16-000 COCKUP SM LFT 8 IN                  EA
3751-18-000 COCKUP MED RT 8 IN                  EA
3751-20-000 COCKUP MED LFT 8 IN                 EA
3751-22-000 COCKUP LG RT 8 IN                   EA
3751-24-000 COCKUP LG LFT 8 IN                  EA
3751-30-000 LOOP-LOCK COCKUP 8IN XS RT          EA
3751-32-000 LOOP-LOCK COCKUP 8IN XS LFT         EA
3751-34-000 LOOP-LOCK COCKUP 8IN SM RT          EA
3751-36-000 LOOP-LOCK COCKUP 8IN SM LFT         EA
3751-38-000 LOOP-LOCK COCKUP 8IN MED RT         EA
3751-40-000 LOOP-LOCK COCKUP 8IN MED LFT        EA
3751-42-000 LOOP-LOCK COCKUP 8IN LG RT          EA
3751-44-000 LOOP-LOCK COCKUP 8IN LG LFT         EA

3753-06-000 COCKUP W/LACES XXS RT 6 IN          EA
3753-08-000 COCKUP W/LACES XXS LFT 6 IN         EA
3753-10-000 COCKUP W/LACES XS RT 6 IN           EA
3753-12-000 COCKUP W/LACES XS LFT 6 IN          EA
3753-14-000 COCKUP W/LACES SM RT 6 IN           EA
3753-16-000 COCKUP W/LACES SM LFT 6 IN          EA
3753-18-000 COCKUP W/LACES MED RT 6 IN          EA
3753-20-000 COCKUP W/LACES MED LFT 6 IN         EA
3753-22-000 COCKUP W/LACES LG RT 6 IN           EA
3753-24-000 COCKUP W/LACES LG LFT 6 IN          EA
3753-26-000 COCKUP W/LACES XL RT 6 IN           EA
3753-28-000 COCKUP W/LACES XL LFT 6 IN          EA

*   Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                                 COLUMBIA/HCA
CATALOG NO.    DESCRIPTION                        U/M                 PRICE
--------------------------------------------------------------------------------
3754-10-000    COCKUP W/LACES XS RT 8 IN           EA
3754-12-000    COCKUP W/LACES XS LFT 8 IN          EA
3754-14-000    COCKUP W/LACES SM RT 8 IN           EA
3754-16-000    COCKUP W/LACES SM LFT 8 IN          EA
3754-18-000    COCKUP W/LACES MED RT 8 IN          EA
3754-20-000    COCKUP W/LACES MED LFT 8 IN         EA
3754-22-000    COCKUP W/LACES LG RT 8 IN           EA
3754-24-000    COCKUP W/LACES LG LFT 8 IN          EA
3754-26-000    COCKUP W/LACES XL RT 8 IN           EA
3754-28-000    COCKUP W/LACES XL LFT 8 IN          EA

3755-10-000    WRIST SPLINT, SM                    EA
3755-12-000    WRIST SPLINT, MED                   EA
3755-14-000    WRIST SPLINT, LG                    EA

3756-10-000    KNEE CAP XS                         EA
3756-12-000    KNEE CAP SM                         EA
3756-14-000    KNEE CAP MED                        EA
3756-16-000    KNEE CAP LG                         EA
3756-18-000    KNEE CAP XL                         EA
3756-20-000    KNEE CAP XXLG                       EA                 *

3757-10-000    HINGED KNEE SM                      EA
3757-12-000    HINGED KNEE SM W/LOCK               EA
3757-14-000    HINGED KNEE MED                     EA
3757-16-000    HINGED KNEE MED W/LOCK              EA
3757-18-000    HINGED KNEE LG                      EA
3757-20-000    HINGED KNEE LG W/LOCK               EA
3757-22-000    HINGED KNEE X LG                    EA
3757-24-000    HINGED KNEE XXLG                    EA

3758-10-000    HINGED KNEE SM                      EA
3758-12-000    HINGED KNEE MED                     EA
3758-14-000    HINGED KNEE LG                      EA
3758-16-000    HINGED KNEE X LG                    EA
3758-18-000    HINGED KNEE XXLG                    EA

3759-10-000    KNEE PAD SM                         EA
3759-12-000    KNEE PAD MED                        EA
3759-14-000    KNEE PAD LG                         EA
3759-16-000    KNEE PAD XL                         EA

3760-08-000    ANKLE BRACE X SM                    EA
3760-10-000    ANKLE BRACE SM                      EA
3760-12-000    ANKLE BRACE MED                     EA
3760-14-000    ANKLE BRACE LG                      EA
3760-16-000    ANKLE BRACE X LG                    EA

3761-10-000    ANKLE SPLINT SM                     EA
3761-12-000    ANKLE SPLINT MED                    EA
3761-14-000    ANKLE SPLINT LG                     EA
3761-16-000    ANKLE SPLINT X LG                   EA

3762-12-000    TRACTION ANKLET MED                 EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.






























                                  COLUMBIA/HCA

CATALOG NO.  DESCRIPTION                        U/M             PRICE

3762-14-000 TRACTION ANKLET LG                  EA

3764-10-000 PR HEEL PROTECTOR SM                PR
3764-12-000 PR HEEL PROTECTOR MED               PR
3764-14-000 PR HEEL PROTECTOR LG,               PR
3764-22-000 BX/12 PR HEEL PROTECTOR MED         BX

3769-10-000 BED PAD 24X30                       EA
3769-12-000 BED PAD 30X40                       EA
3769-14-000 BED PAD 30X60                       EA

3770-00-000 LEVY CLINIC PATELLA STRAP           EA

3773-10-000 BX/10 FLEX MASTER 2 IN              BX
3773-12-000 BX/10 FLEX MASTER 2-1/2 IN          BX
3773-14-000 BX/10 FLEX MASTER 3 IN              BX
3773-16-000 BX/10 FLEX MASTER 4 IN              BX
3773-18-000 BX/10 FLEX MASTER 6 IN              BX
3773-20-000 EASY-LOCK BANDAGE 2 IN              BX                    *
3773-24-000 EASY-LOCK BANDAGE 3 IN              BX
3773-26-000 EASY-LOCK BANDAGE 4 IN              BX
3773-28-000 EASY-LOCK BANDAGE 6 IN              BX

3775-10-000 BX/12 FLEX MASTER DBL 4IN           BX
3775-12-000 BX/12 FLEX MASTER DBL 6 IN          BX
3775-20-000 STER DBL LENGTH FLEXMASTER 4IN      BX
3775-22-000 STER DBL LENGTH FLEXMASTER 6IN      BX
3775-30-000 STERILE FLEXMASTER BANDAGE 2IN      BX
3775-34-000 STERILE FLEXMASTER BANDAGE 3IN      BX
3775-36-000 STERILE FLEXMASTER BANDAGE 4IN      BX
3775-38-000 STERILE FLEXMASTER BANDAGE 6IN      BX

3776-12-000 STOCKINETTE 2 IN BX 25 YDS          EA
3776-16-000 STOCKINETTE 3 IN BX 25 YDS          EA
3776-18-000 STOCKINETTE 4 IN BX 25 YDS          EA
3776-20-000 STOCKINETTE 5 IN BX 25 YDS          EA
3776-22-000 STOCKINETTE 6 IN BX 25 YDS          EA
3776-24-000 STOCKINETTE 8 IN BX 25 YDS          EA

3778-10-000 FELT 1/8X12X72 WHITE                EA
3778-12-000 FELT 1/8X36X36 WHITE                EA
3778-14-000 FELT 1/8X24X72 WHITE                EA
3778-16-000 FELT 1/8X36X72 WHITE                EA

3779-10-000 FELT 1/4X12X72 WHITE                EA
3779-12-000 FELT 1/4X36X36 WHITE                EA
3779-14-000 FELT 1/4X24X72 WHITE                EA
3779-16-000 FELT 1/4X36X72 WHITE                EA

3782-10-000 FELT 1/2 X 12 X 72 WHITE            EA
3782-12-000 FELT 1/2 X 36 X 36 WHITE            EA
3782-14-000 FELT 1/2 X 24 X 72 WHITE            EA
3782-16-000 FELT 1/2 X 36 X 72 WHITE            EA


        *Confidential portions omitted and
         filed separately with the Commission

--------------------------------------------------------------------------------
                                 COLUMBIA/HCA
CATALOG NO.    DESCRIPTION                        U/M                 PRICE
--------------------------------------------------------------------------------
3784-10-000    FOAM PADDING 1/4 X 34 X 54          EA
3784-12-000    FOAM PADDING 1/2 X 34 X 54          EA

3788-20-000    VELCRO HOOK 1IN X 10YDS, WHIT       EA
3788-22-000    VELCRO PILE 1IN X 10YDS, WHIT       EA
3788-24-000    VELCRO HOOK 2IN X 10YDS, WHIT       EA
3788-26-000    VELCRO PILE 2IN X 10YDS WHITE       EA

3793-10-000    FLEX FOAM 3IN X 64IN                EA
3793-12-000    FLEX FOAM 3IN X 20 YDS              EA
3793-14-000    FLEX FOAM 4IN X 64IN                EA
3793-16-000    FLEX FOAM 4IN X 20 YDS              EA

3795-10-000    TRACTION KIT 3 IN                   EA
3795-12-000    TRACTION KIT 4 IN                   EA

3796-00-000    TENSION PILLOW                      EA
                                                                           *
3802-10-000    ELAS WRIST SPLINT, SM               EA
3802-12-000    ELAS WRIST SPLINT, MED              EA
3802-14-000    ELAS WRIST SPLINT, LG               EA

3803-10-000    PR RESTRAINT MITT SM                PR
3803-12-000    PR RESTRAINT MITT MED               PR
3803-14-000    PR RESTRAINT MITT LG                PR

3804-10-000    WAIST RESTRAINT, SM                 EA
3804-12-000    WAIST RESTRAINT, MED                EA
3804-14-000    WAIST RESTRAINT, LG                 EA

3806-10-000    VEST RESTRAINT, SM                  EA
3806-12-000    VEST RESTRAINT, MED                 EA
3806-14-000    VEST RESTRAINT, LG                  EA
3806-16-000    VEST RESTRAINT, X LG                EA
3806-18-000    MESH VEST RESTRAINT X SM            EA
3806-20-000    MESH VEST RESTRAINTS SM             EA
3806-22-000    MESH VEST RESTRAINTS MED            EA
3806-24-000    MESH VEST RESTRAINTS LG             EA
3806-26-000    MESH VEST RESTRAINTS XL             EA
3806-28-000    MESH VEST RESTR W/SLEEVES X-SM      EA
3806-30-000    MESH VEST RESTR W/SLEEVES SM        EA
3806-32-000    MESH VEST RESTR W/SLEEVES MED       EA
3806-34-000    MESH VEST RESTR W/SLEEVES LG        EA
3806-36-000    MESH VEST RESTR W/SLEEVES X-LG      EA
3806-38-000    PLAD VEST RESTR W/SLEEVES X-SM      EA
3806-40-000    PLAD VEST RESTR W/SLEEVES SM        EA
3806-42-000    PLAD VEST RESTR W/SLEEVES MED       EA
3806-44-000    PLAD VEST RESTR W/SLEEVES LG        EA
3806-46-000    PLAD VEST RESTR W/SLEEVES X-LG      EA

3807-00-000    BED RESTRAINT                       EA

3808-10-000    PR WRIST/ANKLE RESTRAINT, INF       PR
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.


































                                  COLUMBIA/HCA

CATALOG NO.  DESCRIPTION                        U/M             PRICE

3808-12-000 PR WRIST/ANKLE RESTRAINT,ADULT      PR

3810-12-000 TUBE FOAM PAD 1/2Xl-1/2INX5FT       EA

3816-10-000 TRACTION STRIPS 2IN X 24IN INF      EA
3816-12-000 TRACTION STRIPS 2.5INX30IN JR       EA
3816-14-000 TRACTION STRIPS 3INX40IN ADULT      EA
3816-16-000 TRACTION STRIPS 3INX56IN XLONG      EA

3817-00-000 ADULT TRACTION KIT                  EA

3818-10-000 WOMEN'S SUPER POST-OP SHOE SM       EA
3818-12-000 WOMEN'S SUPER POST-OP SHOE MED      EA
3818-14-000 WOMEN'S SUPER POST-OP SHOE LG       EA
3818-20-000 MEN'S SUPER POST-OP SHOE SM         EA
3818-22-000 MEN'S SUPER POST-OP SHOE MED        EA
3818-24-000 MEN'S SUPER POST-OP SHOE LG         EA
3818-26-000 MEN'S SUPER POST-OP SHOE XLG        EA

3819-06-000 DLX PAD POST-OP SHOE PEDIATRIC      EA
3819-08-000 DLX PAD POST-OP SHOE X-SMALL        EA              *
3819-10-000 DLX PAD POST-OP SHOE SMALL SM       EA
3819-12-000 DLX PAD POST-OP SHOE MEDIUM         EA
3819-14-000 DLX PAD POST-OP SHOE LARGE LG       EA
3819-16-000 DLX PAD POST-OP SHOE X-LARGE        EA

3820-08-000 CAST SHOE, PEDIATRIC                EA
3820-10-000 CAST SHOE, SMALL                    EA
3820-12-000 CAST SHOE, MEDIUM                   EA
3820-14-000 CAST SHOE, LARGE                    EA
3820-16-000 CAST SHOE, XLG                      EA
3820-28-000 PINK OPEN TOE CAST SHOE PEDIA       EA
3820-30-000 PINK OPEN TOE CAST SHOE SM          EA
3820-32-000 PINK OPEN TOE CAST SHOE MED         EA
3820-34-000 PINK OPEN TOE CAST SHOE LG          EA
3820-36-000 PINK OPEN TOE CAST SHOE XLG         EA

3821-10-000 INF PRINT CAST SHOE XS 4-3/4        EA
3821-12-000 INF PRINT CAST SHOE SM 5-1/2        EA

3822-08-000 RAINBOW CAST SANDAL PED             EA
3822-10-000 RAINBOW CAST SANDAL SM              EA
3822-12-000 RAINBOW CAST SANDAL MED             EA
3822-14-000 RAINBOW CAST SANDAL LG              EA
3822-16-000 RAINBOW CAST SANDAL XLG             EA

3824-10-000 16IN FOAM KNEE BRACE SM             EA
3824-12-000 16IN FOAM KNEE BRACE MED            EA
3824-14-000 16IN FOAM KNEE BRACE LG             EA
3824-16-000 16IN FOAM KNEE BRACE X LG           EA
3824-18-000 16IN FOAM KNEE BRACE XXLG           EA

3825-10-000 22IN FOAM KNEE BRACE, SM            EA

* Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                             COLUMBIA/HCA
 CATALOG NO.   DESCRIPTION                    U/M                     PRICE
--------------------------------------------------------------------------------
 3825-12-000   22IN FOAM KNEE BRACE, MED      EA
 3825-14-000   22IN FOAM KNEE BRACE, LG       EA
 3825-16-000   22IN FOAM KNEE BRACE, XLG      EA
 3825-18-000   22IN FOAM KNEE BRACE, XXLG     EA
 3825-20-000   24 IN FOAM KNEE BRACE SMALL    EA
 3825-22-000   24 IN FOAM KNEE BRACE MEDIUM   EA
 3825-24-000   24 IN FOAM KNEE BRACE LARGE    EA
 3825-26-000   24 IN FOAM KNEE BRACE X-LARGE  EA
 3825-28-000   24 IN FOAM KNEE BRACE XX-LARGE EA

 3826-10-000   19IN FOAM KNEE BRACE SM        EA
 3826-12-000   19IN FOAM KNEE BRACE MED       EA
 3826-14-000   19IN FOAM KNEE BRACE LG        EA
 3826-16-000   19IN FOAM KNEE BRACE XLG       EA
 3826-18-000   19IN FOAM KNEE BRACE XXLG      EA

 3827-08-000   POST-OP SHOE VELCRO XS         EA
 3827-10-000   LADIES POST-OP SHOE, SM        EA
 3827-12-000   LADIES POST-OP SHOE, MED       EA                        *
 3827-14-000   LADIES POST-OP SHOE, LG        EA
 3827-18-000   POST-OP SHOE W/LACES XS        EA
 3827-20-000   LADIES POST-OP SHOE W/LACES S  EA
 3827-22-000   LADIES POST-OP SHOE W/LACES M  EA
 3827-24-000   LADIES POST-OP SHOE W/LACES L  EA

 3828-10-000   MENS POST-OP SHOE, SM          EA
 3828-12-000   MENS POST-OP SHOE, MED         EA
 3828-14-000   MENS POST-OP SHOE, LG          EA
 3828-16-000   POST-OP SHOE VELCRO XLG        EA
 3828-20-000   MENS POST-OP SHOE W/LACES SM   EA
 3828-22-000   MENS POST-OP SHOE W/LACES MD   EA
 3828-24-000   MENS POST-OP SHOE W/LACES LG   EA
 3828-26-000   POST-OP SHOE X/LACES XLG       EA

 3829-00-000   UNIVERSAL BUCKS SPLINT         EA
 3829-08-000   BUCKS TRACTION SPLINT INFANT   EA
 3829-10-000   DEL BUCKS SPLINT, PED          EA
 3829-12-000   DEL BUCKS SPLINT, SM           EA
 3829-14-000   DEL BUCKS SPLINT, MED          EA
 3829-16-000   DEL BUCKS SPLINT, LG           EA
 3829-18-000   DEL BUCKS SPLINT, XLG          EA
 3829-20-000   BUCKS SPLINT W/REPL BOOT       EA
 3829-22-000   BUCKS REPL BOOT

 3830-10-000   FOAM ANKLE BRACE, SM           EA
 3830-12-000   FOAM ANKLE BRACE, MED          EA
 3830-14-000   FOAM ANKLE BRACE, LG           EA
 3830-16-000   FOAM ANKLE BRACE, XLG          EA

 3831-00-000   ABDUCTION PILLOW, MED          EA
 3831-08-000   ABDUCTION PILLOW, SM           EA
 3831-12-000   REPLACEMENT COVER, SM          EA
 3831-13-000   VINYL COVER SM (4 IN STRAP)    EA
 3831-14-000   REPLACEMENT COVER, MED         EA
----------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.
































                                  COLUMBIA/HCA

CATALOG NO.  DESCRIPTION                        U/M             PRICE

3831-15-000 VINYL COVER MD (4 IN STRAP)         EA
3831-16-000 KODEL BAND/ABD PILLOW SM            EA
3831-18-000 KODEL BAND/ABD PILLOW MED           EA
3831-20-000 REPLACEMENT STRAPS SM,PR            PR
3831-21-000 REPL STRAPS SM PR 4 IN              EA
3831-22-000 REPLACEMENT STRAPS MED,PR           PR
3831-23-000 REPL STRAPS MD PR 4 IN              EA

3832-10-000 FOAM WRIST SPLINT XS RT             EA
3832-12-OOO FOAM WRIST SPLINT XS LT             EA
3832-14-000 FOAM WRIST SPLINT SM RT             EA
3832-16-000 FOAM WRIST SPLINT SM LT             EA
3832-18-000 FOAM WRIST SPLINT MED RT            EA
3832-20-000 FOAM WRIST SPLINT MED LFT           EA
3832-22-000 FOAM WRIST SPLINT LG RT             EA
3832-24-000 FOAM WRIST SPLINT LG LT             EA
3832-26-000 FOAM WRIST SPLINT XL RT             EA
3832-28-000 FOAM WRIST SPLINT XL LT             EA

3833-00-000 TENNIS ELBOW SPLINT                 EA
3833-10-000 TENNIS ELBOW WITH BLOCK UNIV        EA

3834-00-000 PR UNIV FOAM HEEL/ELBOW PROT        PR              *

3835-10-OOO ECON 19IN FOAM KNEE BRACE SM        EA
3835-12-000 ECON 19IN FOAM KNEE BRACE, ME       EA
3835-14-000 ECON 19IN FOAM KNEE BRACE, LG       EA
3835-16-OOO ECON 19IN FOAM KNEE BRACE, XL       EA
3835-18-000 ECON 19IN FOAM KNEE BRACE XXL       EA

3836-10-000 CAST BOOT, PED                      EA
3836-12-000 CAST BOOT, SM                       EA
3836-14-000 CAST BOOT, MED                      EA
3836-16-000 CAST BOOT, LG                       EA
3836-18-000 CAST BOOT, X LG                     EA

3838-00-000 BX/6 POPLITEAL INSERTS/KNEE         EA

3841-10-000 12IN FOAM KNEE BRACE-SM             EA
3841-12-000 12IN FOAM KNEE BRACE-MED            EA
3841-14-000 12IN FOAM KNEE BRACE-LG             EA
3841-16-000 12IN FOAM KNEE BRACE-XLG            EA
3841-18-000 12IN FOAM KNEE BRACE-XXLG           EA

3842-00-000 BX/12 FOAM TRACTION BALLS           BX

3843-00-000 UNIV KNEE DRESSING 19IN             EA
3843-08-OOO UNIV KNEE DRESSING W/LP LK 14       EA
3843-10-000 UNIV KNEE DRESSING W/LP LK 19       EA

3844-OO-000 UNIV KNEE DRESSING 22IN             EA
3844-10-000 UNIV KNEE DRESSING W/LP LK 22       EA
3844-12-000 UNIV KNEE DRESSING W/LP LK 26       EA

* Confidential portions omitted and filed separately with the Commission.

---------------------------------------------------------------
                           COLUMBIA/HCA
CATALOG NO.    DESCRIPTION                     U/M        PRICE
---------------------------------------------------------------
3845-16-000    PR CALF STOCKING SM             PR
3845-18-000    PR CALF STOCKING MED            PR
3845-20-000    PR CALF STOCKING LG             PR
3845-21-000    PR CALF STOCKING XLG            PR

3846-16-000    PR THIGH STOCKING SM            PR
3846-18-000    PR THIGH STOCKING MD            PR
3846-20-000    PR THIGH STOCKING LG            PR
3846-21-000    PR THIGH STOCK XLG              PR

3847-16-000    PR WAIST STOCKING SM            PR
3847-18-000    PR WAIST STOCKING MD            PR
3847-20-000    PR WAIST STOCKING LG            PR
3847-21-000    PR WAIST STOCKING XLG           PR

3848-10-000    ELAS WRISTLET 8 IN RT           EA
3838-12-000    ELAS WRISTLET 8 IN SM LFT       EA
3848-14-000    ELAS WRISTLET 8 IN MED RT       EA
3848-16-000    ELAS WRISTLET 8 IN MED LFT      EA
3848-18-000    ELAS WRISTLET 8 IN LG RT        EA
3848-20-000    ELAS WRISTLET 8 IN LG LFT       EA
3848-22-000    ELAS WRISTLET 8 IN XL RT        EA         *
3848-24-000    ELAS WRISTLET 8 IN XL LFT       EA

3849-10-000    26IN FOAM KNEE SM               EA
3849-12-000    26IN FOAM KNEE BRACE MED        EA
3849-14-000    26IN FOAM KNEE BRACE LG         EA
3849-16-000    26IN FOAM KNEE BRACE XLG        EA
3849-18-000    26IN FOAM KNEE BRACE XXLG       EA

3850-00-000    UNIV WRIST FOREARM SPLINT       EA
3850-10-000    UNIV WRIST FOREARM W/FINGER     EA

3851-10-000    UNIV RT VELSEUD WRIST SPLINT    EA
3851-12-000    UNIV LT VELSEUD WRIST SPLINT    EA

3852-10-000    HVYWT PULLOVER ELBOW SPT SM     EA
3852-12-000    HVYWT PULLOVER ELBOW SPT MED    EA
3852-14-000    HVYWT PULLOVER ELBOW SPT LG     EA
3852-16-000    HVYWT PULLOVER ELBOW SPT XLG    EA

3853-10-000    HVYWT PULLOVER KNEE SPT SM      EA
3853-12-000    HVYWT PULLOVER KNEE SPT MED     EA
3853-14-000    HVYWT PULLOVER KNEE SPT LG      EA
3853-16-000    HVYWT PULLOVER KNEE SPT XLG     EA

3854-10-000    HVYWT PULLOVER ANKLET SM        EA
3854-12-000    HVYWT PULLOVER ANKLET MED       EA
3854-14-000    HVYWT PULLOVER ANKLET LG        EA
3854-16-000    HVYWT PULLOVER ANKLET XLG       EA
3854-18-000    HVYWT PULLOVER ANKLET XX-LG     EA
3854-20-000    DOUBLE WRAP ANKLET SM           EA
3854-22-000    DOUBLE WRAP ANKLET MED          EA
3854-24-000    DOUBLE WRAP ANKLET LG           EA
---------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.



































                                  COLUMBIA/HCA

CATALOG NO.  DESCRIPTION                        U/M             PRICE

3854-26-000 DOUBLE WRAP ANKLET XLG              EA
3855-10-000 CLOSED TOE CAST SHOE PED            EA
3855-12-000 CLOSED TOE CAST SHOE SM             EA
3855-14-000 CLOSED TOE CAST SHOE MED            EA
3855-15-000 CLOSED TOE CAST SHOE MED-LG         EA
3855-16-000 CLOSED TOE CAST SHOE LG             EA
3855-18-000 CLOSED TOE CAST SHOE, XLG           EA

3856-10-000 ECON 22IN FOAM KNEE BRACE SM        EA
3856-12-000 ECON 22IN FOAM KNEE BRACE MED       EA
3856-14-000 ECON 22IN FOAM KNEE BRACE LG        EA
3856-16-000 ECON 22IN FOAM KNEE BRACE XLG       EA
3856-18-000 ECON 22IN FOAM KNEE BRACE XXL       EA

3857-00-000 PR ADULT WRIST-ANKLE RESTRAIN       PR
3857-10-000 QUICK RELEASE WRIST/ANKLE UNIV      PR

3859-10-000 TRI-ANG SHLDR ABDUC BRACE SM        EA
3859-12-000 TRI-ANG SHLDR ABDUC BRACE LG        EA

3860-00-000 VENT VINYL UNIV WRIST SPLINT        EA

3862-10-000 VENT VINYL WRIST SPLINT XS RT       EA
3862-12-000 VENT VINYL WRIST SPLINT XS LT       EA              *
3862-14-000 VENT VINYL WRIST SPLINT SM RT       EA
3862-16-000 VENT VINYL WRIST SPLINT SM LT       EA
3862-18-000 VENT VINYL WRIST SPLINT MED RT      EA
3862-20-000 VENT VINYL WRIST SPLINT MED LT      EA
3862-22-000 VENT VINYL WRIST SPLINT LG RT       EA
3862-24-000 VENT VINYL WRIST SPLINT LG LT       EA
3862-26-000 VENT VINYL WRIST SPLINT XLG RT      EA
3862-28-000 VENT VINYL WRIST SPLINT XLG LT      EA
3862-50-000 VENT WRST SPLNT XS-R W/ABD THM      EA
3862-52-000 VENT WRST SPLNT XS-L W/ABD THM      EA
3862-54-000 VENT WRST SPLNT SM-R W/ABD THM      EA
3862-56-000 VENT WRST SPLNT SM-L W/ABD THM      EA
3862-58-000 VENT WRST SPLNT M-R W/ABD THM       EA
3862-60-000 VENT WRST SPLNT M-L W/ABD THM       EA
3862-62-000 VENT WRST SPLNT LG-R W/ABD THM      EA
3862-64-000 VENT WRST SPLNT LG-L W/ABD THM      EA
3862-66-000 VENT WRST SPLNT XL-R W/ABD THM      EA
3862-68-000 VENT WRST SPLNT XL-L W/ABD THM      EA

3870-00-000 MULTI-PANEL KNEE IMMOB l9IN         EA
3870-08-000 MULTI-PANEL KNEE IMMOB 16 IN        EA
3870-10-000 MULTI-PANEL KNEE IMMOB 22 IN        EA
3870-12-000 MULTI-PANEL KNEE IMMOB 24IN         EA
3870-14-000 MULTI-PANEL KNEE IMMOB 26 IN        EA

3871-00-000 UNIV PST-OP VELSUEDE KNEE DRES      EA

3880-10-000 VISCO KNEE SUPPORT (SUP) SM         EA

* Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                                 COLUMBIA/HCA
CATALOG NO.    DESCRIPTION                     U/M                    PRICE
--------------------------------------------------------------------------------
3880-12-000    VISCO KNEE SUPPORT (SUP) MED    EA
3880-14-000    VISCO KNEE SUPPORT (SUP) LG     EA
3880-16-000    VISCO KNEE SUPPORT (SUP) XLG    EA
3880-20-000    VISCO KNEE SUPPORT (INF) SM     EA
3880-22-000    VISCO KNEE SUPPORT (INF) MED    EA
3880-24-000    VISCO KNEE SUPPORT (INF) LG     EA
3880-26-000    VISCO KNEE SUPPORT (INF) XLG    EA

3882-10-000    VISCO ELBOW SUPPORT SM          EA
3882-12-000    VISCO ELBOW SUPPORT MED         EA
3882-14-000    VISCO ELBOW SUPPORT LG          EA
3882-16-000    VISCO ELBOW SUPPORT XLG         EA

3885-10-000    DEPUY LOWER LEG BRACE ADJ SM    EA
3885-11-000    DEPUY LOWER LEG BRACE ADJ MED   EA
3885-12-000    DEPUY LOWER LEG BRACE ADJ LG    EA
3885-20-000    DEPUY LOWER LEG BRACE FIX SM    EA
3885-21-000    DEPUY LOWER LEG BRACE FIX MED   EA
3885-22-000    DEPUY LOWER LEG BRACE FIX LG    EA
3885-30-000    A-P TIBIAL INSERTS              PR

3890-30-000    UNIV ANGLED KNEE BRACE 30D      EA                       *
3890-60-000    UNIV ANGLED KNEE BRACE 60D      EA

3900-10-000    PRO-FIC FOAM CERV COLLAR SM     EA
3900-12-000    PRO-FIC FOAM CERV COLLAR MED    EA
3900-14-000    PRO-FIC FOAM CERV COLLAR LG     EA
3900-16-000    PRO-FIC UNIV COLLAR 3-3/4IN     EA

3901-00-000    PRO-FIC LADIE 6 UNIV RIB BELT   EA

3902-00-000    PRO-FIC MENS 6IN UNIV RIB BELT  EA

3903-08-000    PRO-FIC CLAVICLE SPL INFANT     EA
3903-10-000    PRO-FIC CLAVICLE SPLINT SM      EA
3903-12-000    PRO-FIC CLAVICLE SPLINT MED     EA
3903-14-000    PRO-FIC CLAVICLE SPLINT LG      EA
3903-16-000    PRO-FIC CLAVICLE SPL XLG        EA

3904-06-000    PRO-FIC SLING PEDIATRICS        EA
3904-08-000    PRO-FIC SLING X-SMALL           EA
3904-10-000    PRO-FIC ARM SLING SM            EA
3904-12-000    PRO-FIC ARM SLING MED           EA
3904-14-000    PRO-FIC ARM SLING LG            EA
3904-16-000    PRO-FIC SLING X-LARGE           EA

3905-10-000    PRO-FIC WRIST SPLINT SM RT      EA
3905-12-000    PRO-FIC WRIST SPLINT SM LFT     EA
3905-14-000    PRO-FIC WRIST SPLINT MED RT     EA
3905-16-000    PRO-FIC WRIST SPLINT MED LFT    EA
3905-18-000    PRO-FIC WRIST SPLINT LG RT      EA
3905-20-000    PRO-FIC WRIST SPLINT LG LFT     EA
3905-22-000    PRO-FIC WRIST SPLINT XLG RT     EA
3905-24-000    PRO-FIC WRIST SPLINT XLG LFT    EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.


































                                  COLUMBIA/HCA

CATALOG NO.  DESCRIPTION                                U/M            PRICE

3906-10-000  PRO-FIC LUMBO SUPPORT SM                   EA
3906-12-000  PRO-FIC LUMBO SUPPORT MED                  EA
3906-14-000  PRO-FIC LUMBO SUPPORT LG                   EA

3907-12-000  PRO-FIC PT BELT MED                        EA
3907-14-000  PRO-FIC PT BELT LG                         EA
3907-16-000  PRO-FIC PT BELT XLG                        EA

3908-10-000  PRO-FIC 19IN KNEE BRACE  SM                EA
3908-12-000  PRO-FIC 19IN KNEE BRACE  MED               EA
3908-14-000  PRO-FIC 19IN KNEE BRACE  LG                EA
3908-16-000  PRO-FIC 19IN KNEE BRACE  XLG               EA

3909-10-000  PRO-FIC 22IN KNEE BRACE  SM                EA
3909-12-000  PRO-FIC 22IN KNEE BRACE  MED               EA
3909-14-000  PRO-FIC 22IN KNEE BRACE  LG                EA
3909-16-000  PRO-FIC 22IN KNEE BRACE  XLG               EA
3909-20-000  PRO-FIC 24 IN KNEE BRACE SM                EA
3909-22-000  PRO-FIC 24 IN KNEE BRACE MED               EA
3909-24-000  PRO-FIC 24 IN KNEE BRACE LG                EA
3909-26-000  PRO-FIC 24 IN KNEE  BRACE X-LG             EA
3909-28-000  PRO-FIC 24 IN KNEE  BRACE XX-LG            EA

3910-00-000  PRO-FIC 19IN UNIV KNEE BRACE               EA
3910-08-000  PRO-FIC 16 UNIV KNEE BRACE                 EA             *

3911-00-000  PRO-FIC 22IN UNIV KNEE BRACE               EA
3911-10-000  PRO-FIC 24 UNIV KNEE BRACE                 EA
3911-12-000  PRO-FIC 26 IN KNEE IMMOB UNIV              EA

3912-08-000  PRO-FIC CAST SHOE PEDIATRIC                EA
3912-10-000  PRO-FIC CAST SHOE SM                       EA
3912-12-000  PRO-FIC CAST SHOE MED                      EA
3912-14-000  PRO-FIC CAST SHOE LG                       EA
3912-16-000  PRO-FIC CAST SHOE XLG                      EA
3912-20-000  PRO-FIC CLOSED TOE CST  SHOE SM            EA
3912-22-000  PRO-FIC CLOSED TOE CST  SHOE MD            EA
3912-24-000  PRO-FIC CLOSED TOE CST  SHOE LG            EA
3912-26-000  PRO-FIC CLOSED TOE CST  SHOE XL            EA

3913-10-000  PRO-FIC LADIES POST-OP  SHOE SM            EA
3913-12-000  PRO-FIC LADIES POST-OP  SHOE MD            EA
3913-14-000  PRO-FIC LADIES POST-OP  SHOE LG            EA
3913-20-000  PRO-FIC MEN POST-OP SHOE SM                EA
3913-22-000  PRO-FIC MENS POST-OP SHOE MD               EA
3913-24-000  PRO-FIC MENS POST-OP SHOE LG               EA
3913-30-000  PRO-FIC LADIES POST-OP SHOE SM             EA
3913-32-000  PRO-FIC LADIES POST-OP SHOE MD             EA
3913-34-000  PRO-FIC LADIES POST-OP SHOE LG             EA
3913-40-000  PRO-FIC MENS POST-OP SHOE SM               EA
3913-42-000  PRO-FIC MENS POST-OP SHOE MD               EA
3913-44-000  PRO-FIC MENS POST-OP SHOE LG               EA

* Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------
                        COLUMBIA/HCA
CATALOG NO.    DESCRIPTION                        U/M       PRICE
------------------------------------------------------------------
3914-00-000    PRO-FIC FOAM HEEL/ELBOW PROTEC     PR

3915-00-000    PRO-FIC ABDUCTION PILLOW UNIV      EA
3915-06-000    PRO-FIC SLIM LINE ABD PILLOW       EA
3915-08-000    PRO-FIC ABDUCTION PILLOW SM        EA
3915-10-000    PRO-FIC FOAM ABDUCTION PILLOW      EA

3916-00-000    PRO-FIC CVL FOAM PAD 34X74X1.5     EA
3916-10-000    BX/10 PRO-FIC CONVOL BED PAD       BX

3917-00-000    PRO-FIC UNIV ABDOMINAL BINDER      EA

3918-10-000    PRO-FIC UNIV ARM IMMOBIL SM        EA
3918-12-000    PRO-FIC UNIV ARM IMMOBIL MD        EA
3918-14-000    PRO-FIC UNIV ARM IMMOBIL LG        EA

3919-00-000    PRO-FIC UNIV ARM IMMOBIL           EA

3920-00-000    PRO-FIC ARM ELEV UNIV              EA        *

3925-00-000    QUICK KNEE IMMOB UNIV 19 IN        EA
3925-08-000    QUICK KNEE IMMOB UNIV 16 IN        EA
3925-10-000    QUICK KNEE IMMOB UNIV 22 IN        EA
3925-12-000    QUICK KNEE IMMOB UNIV 24 IN        EA

3929-00-000    PRO-FIC TRAC SPLINT UNIV           EA
3929-08-000    PRO-FIC TRAC SPLINT INFANT         EA
3929-10-000    PRO-FIC TRAC SPLINT PEDIATRIC      EA
3929-12-000    PRO-FIC TRAC SPLINT SM             EA
3929-14-000    PRO-FIC TRAC SPLINT MED            EA
3929-16-000    PRO-FIC TRAC SPLINT LG             EA
3929-18-000    PRO-FIC TRAC SPLINT X-LG           EA

3930-02-000    PRO-FIC CERV COLLAR INFANT         EA
3930-04-000    PRO-FIC CERV COLLAR 2 1/4 SM       EA
3930-06-000    PRO-FIC CERV COLLAR 2 1/4 MD       EA
3930-08-000    PRO-FIC CERV COLLAR 2 1/4 LG       EA
3930-10-000    PRO-FIC CERV COLLAR 3 1/4 SM       EA
3930-12-000    PRO-FIC CERV COLLAR 3 1/4 MD       EA
3930-14-000    PRO-FIC CERV COLLAR 3 1/4 LG       EA
3930-20-000    PRO-FIC CERV COLLAR 4 1/4 SM       EA
3930-22-000    PRO-FIC CERV COLLAR 4 1/4 MD       EA
3930-24-000    PRO-FIC CERV COLLAR 4 1/4 LG       EA
3930-30-000    PRO-FIC CERV COLLAR 5 1/4 SM       EA
3930-32-000    PRO-FIC CERV COLLAR 5 1/4 MD       EA
3939-34-000    PRO-FIC CERV COLLAR 5 1/4 LG       EA



3945-10-000    PRO-FIC CALF A-EMBL STOCK SM       PR
3945-12-000    PRO-FIC CALF A-EMBL STOCK MED      PR
3945-14-000    PRO-FIC CALF A-EMBL STOCK LG       PR
3945-16-000    PRO-FIC CALF A-EMBL STOCK XLG      PR
------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.





































                                  COLUMBIA/HCA

CATALOG NO.          DESCRIPTION                        U/M          PRICE

3946-10-000  PRO-FIC THIGH A-EMBL STOCK   SM            PR
3946-12-000  PRO-FIC THIGH A-EMBL STOCK   MED           PR
3946-14-000  PRO-FIC THIGH A-EMBL STOCK   LG            PR
3946-16-000  PRO-FIC THIGH A-EMBL STOCK   XLG           PR

3950-06-000  PRO-FIC COCKUP  SPL XXSM RT  6IN           EA
3950-08-000  PRO-FIC COCKUP  SPL XXSM LT  6IN           EA
3950-12-000  PRO-FIC COCKUP  SPL XSM LT 6IN             EA
3950-14-000  PRO-FIC COCKUP  SPL SM RT 6IN              EA
3950-16-000  PRO-FIC COCKUP  SPL SM LT 6IN              EA
3950-18-000  PRO-FIC COCKUP  SPL MD RT 6IN              EA
3950-20-000  PRO-FIC COCKUP  SPL MD LT 6IN              EA
3950-22-000  PRO-FIC COCKUP  SPL LG RT 6IN              EA
3950-24-000  PRO-FIC COCKUP  SPL LG LT 6IN              EA

3951-06-000  PRO-FIC COCKUP  SPL XXSM RT 8IN            EA
3951-08-000  PRO-FIC COCKUP  SPL XXSM LT 8IN            EA
3951-10-000  PRO-FIC COCKUP  SPL XSM RT 8IN             EA
3951-12-000  PRO-FIC COCKUP  SPL XSM LT 8IN             EA
3951-14-000  PRO-FIC COCKUP  SPL SM RT 8IN              EA               *
3951-16-000  PRO-FIC COCKUP  SPL SM LT 8IN              EA
3951-18-000  PRO-FIC COCKUP  SPL MD RT 8IN              EA
3951-20-000  PRO-FIC COCKUP  SPL MD LT 8IN              EA
3951-22-000  PRO-FIC COCKUP  SPL LG RT 8IN              EA
3951-24-000  PRO-FIC COCKUP  SPL LG LT 8IN              EA

3960-08-000  PRO-FIC ANKLE BRACE XSM                    EA
3960-10-000  PRO-FIC ANKLE BRACE SM                     EA
3960-12-000  PRO-FIC ANKLE  BRACE  MD                   EA
3960-14-000  PRO-FIC ANKLE  BRACE  LG                   EA
3960-16-000  PRO-FIC ANKLE  BRACE XLG                   EA

3964-10-000  PRO-FIC HEEL & ELBOW PROT SM               PR
3964-12-000  PRO-FIC HEEL & ELBOW PROT MD               PR
3964-14-000  PRO-FIC HEEL & ELBOW PROT LG               PR

3966-10-000  PRO-FIC VEST RESTRAINT SM                  EA
3966-12-000  PRO-FIC VEST RESTRAINT MD                  EA
3966-14-000  PRO-FIC VEST RESTRAINT LG                  EA
3966-16-000  PRO-FIC VEST RESTRAINT XLG                 EA

3967-00-000  PRO-FIC BED RESTRAINT UNIV                 EA

3968-00-000  PRO-FIC WRIST & ANKLE REST UNV             PR

3970-00-000  PRO-FIC 3 PANEL KNEE BRACE 19              EA
3970-08-000  PRO-FIC 3 PANEL KNEE BRACE 16              EA
3970-10-000  PRO-FIC 3 PANEL KNEE BRACE 22              EA
3970-12-000  PRO-FIC 3 PANEL KNEE BRACE 24              EA
3970-14-000  PRO-FIC 3 PANEL KNEE BRACE 26              EA

3973-10-000  BX/10 ELASTIC BANDAGE 2 IN                 BX
3973-14-000  BX/10 ELASTIC BANDAGE 3 IN                 BX

* Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------

3973-16-000         BX/10 ELASTIC BANDAGE 4 IN    BX
3973-18-000         BX/10 ELASTIC BANDAGE 4 IN    BX

3978-10-000         PRO-FIC FELT 1/8X36X36        EA
3978-12-000         PRO-FIC FELT 1/4X36X36        EA
3978-14-000         PRO-FIC FELT 1/2X36X36        EA             *

--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.





















































































                                  COLUMBIA/HCA

CATALOG NO.      DESCRIPTION                            U/M             PRICE

4000-10-000  COLLES, INF RT                             EA
4000-12-000  COLLES, INF LFT                            EA
4000-14-000  COLLES, SM RT                              EA
4000-16-000  COLLES, SM LFT                             EA
4000-18-000  COLLES, MED RT                             EA
4000-20-000  COLLES, MED LFT                            EA
4000-22-000  COLLES, LG RT                              EA
4000-24-000  COLLES, LG LFT                             EA

4000-30-000  PAD COLLES INF RT                          EA
4000-32-000  PAD COLLES INF LFT                         EA
4000-34-000  PAD COLLES SM RT                           EA
4000-36-000  PAD COLLES SM LFT                          EA
4000-38-000  PAD COLLES MED RT                          EA
4000-40-000  PAD COLLES MED LFT                         EA
4000-42-000  PAD COLLES LG RT                           EA
4000-44-000  PAD COLLES LG LFT                          EA

4001-10-000  FOREARM INF RT                             EA
4001-12-000  FOREARM INF LFT                            EA
4001-14-000  FOREARM SM RT                              EA            *
4001-16-000  FOREARM SM LT                              EA
4001-18-000  FOREARM, MED RT                            EA
4001-20-000  FOREARM, MED LFT                           EA
4001-22-000  FOREARM, LG RT                             EA
4001-24-000  FOREARM, LG LFT                            EA
4001-30-000  PAD FOREARM INF RT                         EA
4001-32-000  PAD FOREARM INF LFT                        EA
4001-34-000  PAD FOREARM SM RT                          EA
4001-36-000  PAD FOREARM  SM LFT                        EA
4001-38-000  PAD FOREARM  MED RT                        EA
4001-40-000  PAD FOREARM  MED LFT                       EA
4001-42-000  PAD FOREARM  LG RT                         EA
4001-44-000  PAD FOREARM  LG LFT                        EA

4003-14-000  COLLES, SM RT                              EA
4003-16-000  COLLES, SM LFT                             EA
4003-18-000  COLLES, MED RT                             EA
4003-20-000  COLLES, MED LFT                            EA
4003-22-000  COLLES, LG  RT                             EA
4003-24-000  COLLES, LG  LFT                            EA
4003-30-000  PAD COLLES SM RT                           EA
4003-32-000  PAD COLLES SM LFT                          EA
4003-34-000  PAD COLLES MED RT                          EA
4003-36-000  PAD COLLES MED LFT                         EA
4003-38-000  PAD COLLES LG RT                           EA
4003-40-000  PAD COLLES LF LFT                          EA

4004-10-000  HAND MED RT                                EA
4004-12-000  HAND MED LFT                               EA
4004-14-000  HAND LG RT                                 EA
4004-16-000  HAND LG LFT                                EA
4004-30-000  PAD HAND MED RT                            EA
4004-32-000  PAD HAND MED LFT                           EA

*  Confidential portions omitted and filed separately with the Commission.

---------------------------------------------------------------------------
                           COLUMBIA/HCA
CATALOG NO.    DESCRIPTION                        U/M           PRICE
---------------------------------------------------------------------------
4004-34-000    PAD HAND LG RT                     EA
4004-36-000    PAD HAND LG LFT                    EA

4008-10-000    EASTON COCKUP, SM                  EA
4008-12-000    EASTON COCKUP, MED                 EA
4008-14-000    EASTON COCKUP, LG                  EA
4008-30-000    PAD EASTON SM                      EA
4008-32-000    PAD EASTON MED                     EA
4008-34-000    PAD EASTON LG                      EA

4009-10-000    COCKUP, SM                         EA
4009-12-000    COCKUP, MED                        EA
4009-14-000    COCKUP, LG                         EA

4010-10-000    METACARPAL MED RT                  EA
4010-12-000    METACARPAL MED LFT                 EA
4010-14-000    METACARPAL LG RT                   EA
4010-16-000    METACARPAL LG LFT                  EA
4010-30-000    METACARPAL SPLINT RT MD PADDED     EA            *
4010-32-000    METACARPAL SPLINT LT MD PADDED     EA
4010-34-000    METACARPAL SPLINT RT LG PADDED     EA
4010-36-000    METACARPAL SPLINT LT LG PADDED     EA

4011-10-000    MASON ALLEN SM                     EA
4011-12-000    MASON ALLEN LG                     EA
4011-30-000    PAD MASON ALLEN SMALL              EA
4011-32-000    PAD MASON ALLEN LG                 EA

4012-00-000    HAND TRACTION ASSEMBLY             EA
4012-10-000    SM GRIP ONLY                       EA
4012-12-000    MED GRIP ONLY                      EA
4012-14-000    LG GRIP ONLY                       EA
4012-16-000    RETAINING SLEEVE                   EA

4013-10-000    TRACTION CLIP, SM                  EA
4013-12-000    TRACTION CLIP, MED                 EA
4013-14-000    TRACTION CLIP, LG                  EA

4016-10-000    ELBOW, INF                         EA
4016-12-000    ELBOW, SM                          EA
4016-14-000    ELBOW, MED                         EA
4016-16-000    ELBOW, LG                          EA
4016-30-000    PAD ELBOW INF                      EA
4016-32-000    PAD ELBOW SM                       EA
4016-34-000    PAD ELBOW MED                      EA
4016-36-000    PAD ELBOW LG                       EA

4100-10-000    PK/12 FINGER TIPS, 1 IN            PK
4100-12-000    PK/12 FINGER TIPS, 2 IN            PK
4100-14-000    PK/12 FINGER TIPS, 2-1/2 IN        PK
4100-16-000    PK/12 FINGER TIPS, 3-1/4 IN        PK
4100-30-000    PK/12 PAD FINGER TIPS, 1 IN        PK
4100-32-000    PK/12 PAD FINGER TIPS, 2 IN        PK
4100-34-000    PK/12 PAD FINGER TIPS, 2-1/2 IN    PK

--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

































                                  COLUMBIA/HCA

CATALOG NO.                DESCRIPTION                  U/M             PRICE

4100-36-000  PK/12 PAD FINGER TIPS 3-1/4 IN             PK

4101-10-000  PK/12 OPEN THIMBLE SPLINT 1 IN             PK
4101-12-000  PK/12 OPEN THIMBLE SP 1-1/2 IN             PK
4101-14-000  PK/12 OPEN THIMBLE SPLINT 2 IN             PK
4101-16-000  PK/12 OPEN THIMBLE SPLINT 3 IN             PK
4101-30-000  PK/12 PAD THIMBLE 1 IN                     PK
4101-32-000  PK/12 PAD THIMBLE 1-1/2 IN                 PK
4101-34-000  PK/12 PAD THIMBLE 2 IN                     PK
4101-36-000  PK/12 PAD THIMBLE 3 IN                     PK

4102-10-000  FINGER, MED                                EA
4102-12-000  FINGER, LG                                 EA
4102-30-000  PAD FINGER, MED                            EA
4102-32-000  PAD FINGER, LG                             EA

4103-10-000  PK/12  FINGER I IN                         PK
4103-12-000  PK/12  FINGER 2 IN                         PK
4103-14-000  PK/12  FINGER 3 IN                         PK
4103-16-000  PK/12  FINGER 4 IN                         PK
4103-18-000  PK/12  FINGER 5 IN                         PK            *
4103-20-000  PK/12  FINGER 6 IN                         PK
4103-30-000  PK/12  PAD FINGER 1 IN                     PK
4103-32-000  PK/12  PAD FINGER 2 IN                     PK
4103-34-000  PK/12  PAD FINGER 3 IN                     PK
4103-36-000  PK/12  PAD FINGER 4 IN                     PK
4103-38-000  PK/12  PAD FINGER 5 IN                     PK
4103-40-000  PK/12  PAD FINGER 6 IN                     PK

4104-30-000  PAD FINGER                                 EA

4106-00-000  ADJ FINGER                                 EA

4111-00-000  LEWIN BASEBALL 12/BX                       BX
4111-30-000  PAD LEWIN BASEBALL 12/BX                   BX

4113-10-000  PK/12 PAD  BASEBALL, SM                    PK
4113-12-000  PK/12 PAD  BASEBALL, MED                   PK
4113-14-000  PK/12 PAD  BASEBALL, LG                    PK

4117-00-000  ABD THUMB  SPLINT                          EA

4119-10-000  PK/12 PAD  STRIP 1/2X9                     PK
4119-12-000  PK/12 PAD  STRIP 1/2X18                    PK
4119-14-000  PK/12 PAD  STRIP 3/4X18                    PK
4119-16-000  PK/12 PAD  STRIP 1X18                      PK
4119-18-000  PAD STRIP  2Xl8 EA                         EA
4119-20-000  PADDED STRIPS, 3Xl8                        EA
4119-22-000  PAD STRIP 4Xl8 EA                          EA

4120-00-000  PK/48 PLASTALUME SPLINTS                   PK
4120-10-000  PK/6 PLASTA 1-1/4 PLAIN END                PK
4120-12-000  PK/6 PLASTA 2-1/4 PLAIN END                PK
4120-14-000  PK/6 PLASTA 3-1/4 PLAIN END                PK

*Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                                 COLUMBIA/HCA
CATALOG NO.    DESCRIPTION                        U/M                 PRICE
--------------------------------------------------------------------------------
4120-16-000    PK/6 PLASTA 3-1/4 BALL END          PK
4120-18-000    PK/6 PLASTA 4-1/4 BALL END          PK
4120-20-000    PK/6 PLASTA 5-1/4 BALL END          PK
4120-22-000    PK/6 PLASTA 6-1/4 BALL END          PK
4120-24-000    PK/6 PLASTA 7-1/4 BALL END          PK

4121-00-000    PK/12 NASAL SPLINTS                 PK

4123-00-000    PAD DEL FINGER KIT                  EA
4123-08-000    FINGER SPLINT REUSEABLE CONTNR      EA

4125-10-000    ABD FINGER SPLINT/CLOSURE SM        EA
4125-12-000    ABD FINGER SPLINT W/CLOSURE MD      EA
4125-14-000    ABD FINGER SPLINT W/CLOSURE LG      EA
4125-16-000    ABD FINGER SPLINT W/CLOSURE XL      EA

4126-10-000    PK/10 FINGER/TOE SPLINT 5/8IN       PK
4126-12-000    PK/10 FINGER/TOE SPLINT 1IN         PK
4126-14-000    PK/10 FINGER/TOE SPLINT 2IN         PK
                                                                         *
4200-00-000    STAX STARTER KIT-30 ASST SIZES      EA
4200-01-000    PK/6 SPLINT SIZE 1                  PK
4200-02-000    PK/6 SPLINT SIZE 2                  PK
4200-03-000    PK/6 SPLINT SIZE 3                  PK
4200-04-000    PK/6 SPLINT SIZE 4                  PK
4200-05-000    PK/6 SPLINT SIZE 5                  PK
4200-07-000    PK/6 SPLINT SIZE 6                  PK
4200-08-000    PK/6 SPLINT SIZE 7                  PK
4200-10-000    STAX SPLINT STRAPS PKG 25           PK

4201-10-000    SCOTT TOE, RT                       EA
4201-12-000    SCOTT TOE, LFT                      EA

4203-10-000    CONGEN SPLINT SM 6 IN               EA
4203-12-000    CONGEN SPLINT MED 9 IN              EA
4203-14-000    CONGEN SPLINT LG 12 IN              EA

4205-10-000    PEARSON, SM                         EA
4205-12-000    PEARSON, MED                        EA
4205-14-000    PEARSON, LG                         EA

4210-10-000    FULL RING LEG 8 IN                  EA
4210-12-000    FULL RING LEG 10 IN                 EA
4210-14-000    FULL RING LEG 12 IN                 EA
4210-16-000    FULL RING LEG 22 IN                 EA
4210-18-000    FULL RING LEG 26 IN                 EA
4210-20-000    FULL RING LEG 28 IN                 EA

4211-10-000    LEG SM 7 IN                         EA
4211-12-000    LEG SM 20 IN                        EA
4211-14-000    LEG YOUTH 12 IN                     EA
4211-16-000    LEG MED 14 IN                       EA
4211-18-000    LEG MED 25 IN                       EA
4211-20-000    LEG LG 17 IN                        EA
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.









































                                  COLUMBIA/HCA

CATALOG NO.             DESCRIPTION                   U/M               PRICE

4211-22-000  LEG LG 30 IN                               EA
4211-30-000  PAD LEG, SM 7 IN                           EA
4211-32-000  PAD LEG, SM 20 IN                          EA
4211-34-000  PAD LEG, YOUTH 12 IN                       EA
4211-36-000  PAD LEG, MED 14 IN                         EA
4211-38-000  PAD LEG MED 25 IN                          EA
4211-40-000  PAD LEG, 17 IN                             EA
4211-42-000  PAD LEG, LG 30 IN                          EA

4212-10-000  PATELLA SM                                 EA
4212-12-000  PATELLA MED                                EA
4212-14-000  PATELLA LG                                 EA        *
4212-30-000  PAD PATELLA, SM                            EA
4212-32-000  PAD PATELLA, MED                           EA
4212-34-000  PAD PATELLA, LG                            EA

4216-10-000  FILLAUER  6 IN                             EA
4216-12-000  FILLAUER  8 IN                             EA
4216-14-000  FILLAUER  10 IN                            EA
4216-16-000  FILLAUER  12 IN                            EA
4216-18-000  FILLAUER  14 IN                            EA
4216-20-000  FILLAUER  16 IN                            EA

4218-10-000  LEG SUPPORT  12 IN                         EA
4218-12-000  LEG SUPPORT  18 IN                         EA
4218-14-000  LEG SUPPORT  30 IN                         EA

4222-00-000  UNIV SLING SET                             EA

4223-00-000  HAACKER SLING SET CHILD                    EA
4223-10-000  HAACKER THIGH SLING CHILD                  EA
4223-12-000  HAACKER CALF SLING CHILD                   EA

4224-00-000  HAACKER SLING SET ADULT                    EA
4224-10-000  HAACKER THIGH SLING ADULT                  EA
4224-12-000  HAACKER CALF SLING ADULT                   EA

4225-00-000  HAACKER SPREADER BAR                       EA

4300-22-000  SYNTHETIC STOCKINETTE 2INX25YD             EA
4300-23-000  SYNTHETIC STOCKINETTE 3INX25YD             EA
4300-24-000  SYNTHETIC STOCKINETTE 4INX25YD             EA
4300-26-000  SYNTHETIC STOCKINETTE 6INX25YD             EA
4300-28-000  SYNTHETIC STOCKINETTE 8INX25YD             EA
4300-32-000  12RL BG SYNTHETIC CAST PAD  2IN            BG
4300-33-000  12RL BG SYNTHETIC CAST PAD  3IN            BG
4300-34-000  12RL BG SYNTHETIC CAST PAD  4IN            BG
4300-36-000  6RL BG SYNTHETIC CAST PAD 6IN              BG

4302-02-000  BX/10 2IN X 4YDS CELLACAST WHT             BX
4302-03-000  BX/10 3IN X 4YDS CELLACAST WHT             BX
4302-04-000  BX/10 4IN X 4YDS CELLACAST WHT             BX
4302-05-000  BX/10 5IN X 4YDS CELLACAST WHT             BX
4302-14-000  BX/10 4IN X 15IN CELLACAST WHT             BX

*  Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                                 COLUMBIA/HCA
CATALOG NO.    DESCRIPTION                        U/M                 PRICE
--------------------------------------------------------------------------------
4302-15-000    BX/5 5IN X 30IN CELLACAST WHT       BX

4303-02-000    BX/10 2IN X 4YDS CELLACAST PNK      BX
4303-03-000    BX/10 3IN X 4YDS CELLACAST PNK      BX
4303-04-000    BX/10 4IN X 4YDS CELLACAST PNK      BX
4303-05-000    BX/10 5IN X 4YDS CELLACAST PNK      BX

4304-02-000    BX/10 2IN X 4YDS CELLACAST BLU      BX
4304-03-000    BX/10 3IN X 4YDS CELLACAST BLU      BX
4304-04-000    BX/10 4IN X 4YDS CELLACAST BLU      BX
4304-02-000    BX/10 5IN X 4YDS CELLACAST BLU      BX

4305-02-000    BX/10 2IN X 4YD CELLACAST GRN       BX
4305-03-000    BX/10 3IN X 4YD CELLACAST GRN       BX
4305-04-000    BX/10 4IN X 4YD CELLACAST GRN       BX
4305-05-000    BX/10 5IN X 4YD CELLACAST GRN       BX

4500-02-000    2 X 3 YD POP ROLLS 12 RL/BX         BX
4500-03-000    3 X 3 YD POP ROLLS 12 RL/BX         BX
4500-04-000    4 X 5 YD POP ROLLS 12 RL/BX         BX
4500-05-000    5 X 5 YD POP ROLLS 12 RL/BX         BX
4500-06-000    6 X 5 YD POP ROLLS 12 RL/BX         BX                      *
4500-08-000    8 X 5 YD POP ROLLS 12 RL/BX         BX
4500-13-000    3 X 15 POP SPLINTS 50/BX            BX
4500-14-000    4 X 15 POP SPLINTS 50/BX            BX
4500-15-000    5 X 30 POP SPLINTS 50/BX            BX
4500-16-000    5 X 45 POP SPLINTS 50/BX            BX
4500-17-000    4X38 POP SPLINTS FAST 50/BX         BX

4600-02-000    2IN X 3 YD POP ROLLS 12 RL/BX       BX
4600-03-000    3IN X 3 YD POP ROLLS 12 RL/BX       BX
4600-04-000    4IN X 5 YD POP ROLLS 12 RL/BX       BX
4600-05-000    5 X 5 YD POP ROLLS 12 RL/BX         BX
4600-06-000    6 X 5 YD POP ROLLS 12 RL/BX         BX
4600-07-000    3 X 5 YD POP ROLLS 12 RL/BX         BX
4600-13-000    3 X 15 POP SPLINTS 50/BX            BX
4600-14-000    4 X 15 POP SPLINTS 50/BX            BX
4600-15-000    5 X 30 POP SPLINTS 50/BX            BX
4600-16-000    5 X 45 POP SPLINTS 50/BX            BX
4600-17-000    4X38 POP SPLINTS EX FAST 50/BX      BX
4600-20-000    2 IN DEPUY STAR SPLINT 2 RL/CS      CS
4600-21-000    3 IN DEPUY STAR SPLINT 2 RL/CS      CS
4600-22-000    4 IN DEPUY STAR SPLINT 2 RL/CS      CS
4600-23-000    5 IN DEPUY STAR SPLINT 2 RL/CS      CS
4600-24-000    6 IN DEPUY STAR SPLINT 2 RL/CS      CS

4701-06-000    6IN X 5YD POP+ RL 12 RL/BX XF       BX

4800-04-000    4X4 YD ELSTIC POP ROLL 12RL/BX      BX
4800-05-000    5 X 4 YD ELSTIC POP ROLL 12RL/BX    BX
--------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.



































                                  COLUMBIA/HCA

CATALOG NO.            DESCRIPTION            U/M             PRICE

7000-00-000  SAMPLE KIT                       EA
7000-01-000  34IN OFFSET SINGLE CLAMP BAR     EA
7000-02-000  34IN SINGLE CLAMP BAR            EA
7000-03-000  40IN PLAIN BAR W/INSERT          EA
7000-04-000  T SWING BAR                      EA
7000-05-000  30IN OFFSET SINGLE CLAMP BAR     EA
7000-06-000  30IN SINGLE CLAMP BAR            EA
7000-07-000  34 1/2IN PLAIN BAR W/INSERT      EA
7000-09-000  85 IN PLAIN BAR                  EA
7000-10-000  96 IN PLAIN BAR                  EA
7000-11-000  27 IN DOUBLE CLAMP BAR           EA
7000-12-000  31IN DOUBLE CLAMP BAR            EA
7000-13-000  35IN DOUBLE CLAMP BAR            EA
7000-14-000  31IN OFFSET DOUBLE CLAMP BAR     EA
7000-15-000  27IN OFFSET DOUBLE CLAMP BAR     EA
7000-16-000  48IN SWIVEL CLAMP BAR            EA
7000-17-000  35IN OFFSET DOUBLE CLAMP BAR     EA                *
7000-18-000  CROSS CLAMP                      EA
7000-19-000  24IN CURVED DOUBLE CLAMP BAR     EA
7000-20-000  18IN SINGLE CLAMP BAR            EA
7000-22-000  9IN SINGLE CLAMP BAR             EA
7000-23-000  5IN SINGLE CLAMP BAR             EA
7000-24-000  36IN SINGLE CLAMP BAR            EA
7000-26-000  27IN SINGLE CLAMP BAR            EA
7000-28-000  36IN CENTER CLAMP BAR            EA
7000-30-000  36IN PLAIN BAR                   EA
7000-31-000  38IN PLAIN BAR                   EA
7000-32-000  42IN PLAIN BAR                   EA
7000-33-000  48IN PLAIN BAR                   EA
7000-35-000  9IN SWIVEL CLAMP BAR W/PULLEY    EA
7000-37-000  DELUXE TRAPEZE                   EA
7000-39-000  SWING AWAY TRAPEZE               EA
7000-40-000  IV BAR                           EA
7000-42-000  WALL BUMPER-ROLLER               EA
7000-44-000  66IN OFFSET SWIVEL CLAMP BAR     EA
7000-48-000  TRACTION KNOB ASSEMBLY           EA
7000-50-000  BLACK END PLUG                   EA
7000-52-000  GREEN END PLUG                   EA
7000-54-000  S HOOK                           EA
7000-93-000  BALL BEARING PULLEY              EA

7001-00-000  STRAIGHT FRAME CLASS R           ST
7001-08-000  OFFSET FRAME CLASS R             ST
7001-10-000  STRAIGHT FRAME CLASS P           ST
7001-11-000  OFFSET FRAME CLASS P             ST
7001-14-000  OFFSET FRAME CLASS I             ST
7001-15-000  OFFSET FRAME CLASS G             ST
7001-18-000  SKEL FRAME D                     ST
7001-19-000  SKEL FRAME LT BAR D              ST
7001-22-000  SKEL FRAME E                     ST
7001-23-000  SKEL FRAME LT BAR E              ST
7001-26-000  STRAIGHT FRAME CLASS B           ST
7001-27-000  OFFSET FRAME CLASS B             ST

*  Confidential portions omitted and filed separately with Commission.

---------------------------------------------------------------
                            COLUMBIA/HCA
CATALOG        DESCRIPTION                     U/M        PRICE
---------------------------------------------------------------
7001-30-000    STRAIGHT FRAME CLASS C          ST
7001-31-000    OFFSET FRAME CLASS C            ST
7001-34-000    STRAIGHT FRAME CLASS E          ST
7001-35-000    OFFSET FRAME CLASS E            ST
7001-38-000    STRAIGHT FRAME CLASS N          ST
7001-39-000    OFFSET FRAME CLASS N            ST
7001-42-000    STRAIGHT FRAME CLASS A          ST
7001-43-000    OFFSET FRAME CLASS A            ST
7001-46-000    SKEL FRAME K                    ST
7001-47-000    SKEL FRAME LT BAR K             ST
7001-50-000    STRAIGHT FRAME CLASS S          ST
7001-51-000    OFFSET FRAME CLASS S            ST
7001-54-000    STRAIGHT FRAME CLASS Q          ST
7001-55-000    OFFSET FRAME CLASS Q            ST
7001-58-000    STRAIGHT FRAME CLASS D          ST
7001-59-000    OFFSET FRAME CLASS D            ST
7001-62-000    SKEL FRAME O                    ST
7001-63-000    SKEL FRAME LT BAR O             ST
7001-66-000    STRAIGHT FRAME CLASS J          ST
7001-67-000    OFFSET FRAME CLASS J            ST
7001-68-000    STRAIGHT FRAME CLASS K          EA
7001-69-000    OFFSET FRAME CLASS K            EA           *

7002-00-000    OFFSET HINGED FRAMED H          EA
7002-01-000    STRAIGHT HINGED FRAMED H        EA
7002-02-000    OFFSET HINGED FRAMED L          EA
7002-03-000    STRAIGHT HINGED FRAMED L        EA
7002-09-000    85IN PLAIN BAR (HEAVY DUTY)     EA
7002-10-000    96IN PLAIN BAR (HEAVY DUTY)     EA
7002-11-000    108IN PLAIN BAR                 EA
7002-12-000    9IN DIRECTIONAL PULLEY BAR      EA
7002-13-000    18IN DOUBLE PULLEY BAR          EA

7004-00-000    STRAIGHT FRAME CLASS T          EA
7004-10-000    ADJUSTABLE BAR-LONG             EA
7004-11-000    ADJUSTABLE BAR-SHORT            EA
7004-12-000    OFFSET FRAME CLASS M            EA
7004-13-000    STRAIGHT FRAME CLASS M          EA
7004-14-000    SKELETON FRAME LT BAR I         EA
7004-15-000    STRAIGHT FRAME I                EA

7005-00-000    STRAIGHT FRAME CLASS H          ST
7005-08-000    OFFSET FRAME CLASS H            ST
7005-11-000    STRAIGHT FRAME CLASS L          ST
7005-12-000    STRAIGHT FRAME CLASS U          EA
7005-13-000    OFFSET FRAME CLASS L            ST
7005-14-000    OFFSET FRAME CLASS U            EA

7006-10-000    EASY GLIDE TOP RAIL             EA

7014-00-000    UNIVERSAL OFFSET FRAME          ST
7014-10-000    UPPER PANEL CLAMP               EA
7014-12-000    LOWER PANEL CLAMP               EA
7014-14-000    66IN SWIVEL CLAMP BAR           EA
----------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.































                                  COLUMBIA/HCA

CATALOG NO.            DESCRIPTION             U/M      PRICE

7015-00-000  UNIVERSAL STRAIGHT FRAME SET      ST

7022-00-000  LATERAL ARM TRACTION SET          ST
7022-13-000  UNDER MATTRESS CLAMP              EA

7023-00-000  CRIB TRACTION SET                 ST
7023-16-000  27IN PLAIN BAR                    EA
7023-30-000  66IN PLAIN BAR                    EA

7028-00-000  BALKAN FRAME  A                   ST
7028-10-000  BALKAN FRAME  B                   ST
7028-14-000  BALKAN FRAME  C                   ST
7028-18-000  BALKAN FRAME  D                   ST
7028-26-000  BALKAN FRAME  F                   ST
7028-30-000  BALKAN FRAME  G                   ST
7028-34-000  BALKAN FRAME  H                   ST
7028-38-000  BALKAN FRAME  I                   ST
7028-42-000  BALKAN FRAME  J                   ST          *
7028-46-000  BALKAN FRAME  K                   ST
7028-50-000  BALKAN FRAME  L                   ST
7028-54-000  BALKAN FRAME  M                   ST
7028-58-000  BALKAN FRAME  N                   ST
7028-62-000  BALKAN FRAME  0                   ST
7028-66-000  BALKAN FRAME  W/REG UPRIGHT R     ST

7032-24-000  WALL BUMPER HORN                  EA

7033-01-000  TUPPER TROLLEY                    EA
7033-10-000  RT ANGLE HLPR                     ST

7034-00-000  FOREARM REDUCTION UNIT            EA
7034-01-000  OPTIONAL LEG HOLDER               EA
7034-02-000  OPTIONAL CASSETTE HOLDER          EA
7034-03-000  FINGER TRAPS SM                   EA
7034-04-000  FINGER TRAPS MED                  EA
7034-05-000  FINGER TRAPS LG                   EA
7034-06-000  SUPPORT BOW W/TRAPS               EA
7034-07-000  PEDIATRIC SUPPORT BOW W/TRAPS     EA
7034-08-000  TRAC LOAD SCALE ONLY W/CLAMP      EA
7034-09-000  WINDLASS ONLY                     EA
7034-10-000  TENSION CUFF ONLY                 EA
7034-11-000  13IN EXTENSION FOR UPRIGHT BAR    EA

7039-00-000  INFANT CAST TABLE                 EA
7039-10-000  CONVERSION KIT                    EA

7042-00-000  PK/12 TUFSTUF PLASTER BUCKETS     DZ

7045-00-000  TRACTION HOOK KIT                 EA

7064-03-000  IV POST W/CLAMP 3IN X 3/4IN       EA
7064-04-000  IV POST W/CLAMP 4IN X 1/2IN       EA
7064-05-000  IV POST W/CLAMP 5IN X 1/2IN       EA

* Confidential portions omitted and filed separately with the Commission.

-----------------------------------------------------------------
                            COLUMBIA/HCA
CATALOG NO.    DESCRIPTION                        U/M       PRICE
-----------------------------------------------------------------
7064-07-000    IV POST W/CLAMP 7IN x 3/4IN        EA
7064-09-000    IV POST W/CLAMP 9IN x 3/4IN        EA
7064-10-000    IV POST W/CLAMP 10IN x 1/2IN       EA
7064-12-000    IV POST W/CLAMP 12IN x 1/2IN       EA
7064-13-000    IV ROD W/CLAMP  13 x 3/4           EA
7064-14-000    IV POST W/CLAMP 14IN x 3/4IN       EA
7064-15-000    IV ROD  W/CLAMP 13 x 1/2           EA
7064-16-000    IV POST W/CLAMP 16 1/2 x 1/2IN     EA
7064-18-000    IV POST W/CLAMP 18 1/2 x 3/4IN     EA
7064-19-000    IV POST W/CLAMP 19IN x 1/2IN       EA
7064-20-000    IV POST W/CLAMP 20IN x 1/2IN       EA
7064-21-000    IV POST W/CLAMP 19IN x 5/8IN       EA
7064-22-000    IV POST W/CLAMP 23IN x 5/8IN       EA
7064-23-000    IV POST W/CLAMP 24IN x 5/8IN       EA
7064-24-000    IV POST W/CLAMP 24IN x 1/21N       EA
7064-26-000    IV POST W/CLAMP 26IN x 3/4IN       EA
7064-27-000    IV POST W/CLAMP 18INx3/4IN ANG     EA

7065-13-000    IV POST W/CLAMP 13IN x 1/2IN       EA

7100-10-000    40IN BUCKS ANGLED PULLED BAR       EA         *

7102-00-000    UNIV TRACTION                      ST
7102-10-000    BUCKS ONLY                         EA
7102-12-000    BILATERAL BAR ONLY                 EA

7104-12-000    KNEE SLING SM                      EA
7104-14-000    KNEE SLING MED                     EA

7107-00-000    NEW FOOT PIECE                     EA

7108-00-000    PELVIC SLING SET 12IN              ST
7108-10-000    PELVIC SLING ONLY 12 IN            EA
7108-12-000    TRIANGLE ONLY 12 IN, PR            EA
7108-14-000    BAR ASSEMBLY                       EA

7109-00-000    PELVIC SLING SET 16 IN             ST
7109-10-000    PELVIC SLING ONLY 16 IN            EA
7109-12-000    PR TRIANGLE ONLY 16 IN             PR

7126-10-000    FLDG COVER SUPPORT SM              EA
7126-12-000    FLDG COVER SUPPORT MED             EA
7126-14-000    FLDG COVER SUPPORT LG              EA

7130-00-000    ADJ LEG REST                       EA

7131-00-000    COVERED BED BOARD                  EA

7134-12-000    KODEL COVER ONLY                   EA

7150-00-000    WEIGHT HANGER                      EA

7151-10-000    WEIGHT HANGER, SM                  EA
7151-12-000    WEIGHT HANGER, LG                  EA
-----------------------------------------------------------------

*Confidential Portions omitted and filed separately with the Commission.
































                                  COLUMBIA/HCA

CATALOG NO.            DESCRIPTION            U/M       PRICE

7151-14-000  WEIGHT HANGER 8-3/4              EA

7152-10-000  TRACTION WEIGHT, 1 LB            EA
7152-12-000  TRACTION WEIGHT, 2 LB            EA
7152-14-000  TRACTION WEIGHT, 5 LB            EA

7154-06-000  1 REEL, 200FT NYLON CORD 3/16    EA
7154-08-000  1 REEL, 500FT NYLON CORD 3/16    EA

7155-06-000  1 REEL, 100FT POLY CORD 3/16     EA
7155-08-000  1 REEL, 500FT POLY CORD 3/16     EA

7156-10-000  SPREADER BLOCK 3 IN              EA
7156-12-000  SPREADER BLOCK 4 IN              EA

7157-10-000  PK/100 PLAS PAIL LINERS          PK

7158-00-000  FINGER EXERCISER                 EA

7160-09-000  WEIGHT TREE                      EA

7161-00-000  BAG HANGER                       EA
7161-10-000  SHOT WEIGHT  1LB                 EA
7161-12-000  SHOT WEIGHT  2LB                 EA         *
7161-14-000  SHOT WEIGHT  5LB                 EA
7161-16-000  SHOT WEIGHT  10LB                EA
7161-18-000  SHOT WEIGHT  20LB                EA

7162-00-000  WATER WEIGHT BAG 20 LB           EA

7175-10-000  PK/12 FB CAST CUSHION,  SM       PK
7175-12-000  PK/12 FB CAST CUSHION,  LG       PK

7176-10-000  PK/12 STREET HEEL, SM            PK
7176-12-000  PK/12 STREET HEEL, MED           PK
7176-14-000  PK/12 STREET HEEL, LG            PK

7183-00-000  PK/12 TOE CAP                    PK

7185-10-000  PK/6 ORTHOSTRIDE HEEL,  SM       PK
7185-12-000  PK/6 ORTHOSTRIDE HEEL,  LG       PK

7201-10-000  PR ADJ ALUM CRUTCH, SM           PR
7201-11-000  PR ADJ ALUM CRUTCH, MED          PR
7201-12-000  PR ADJ ALUM CRUTCH, LG           PR

7202-10-000  PR ADJ CRUTCH CH                 PR
7202-12-000  PR YOUTH-ADJ HARDWOOD CRUTCH     PR
7202-14-000  PR MED.ADULT-ADJ HARDWOOD CRU    PR
7202-16-000  PR LG. ADULT-ADJ HARDWOOD CRU    PR

7203-00-000  ADJ ALUM CANE                    EA

7204-00-000  ADJ ALUM WALKER                  EA

        *Confidential Portions omitted and
         filed separately with the Commission.

-------------------------------------------------------------------------------
                              COLUMBIA/HCA
CATALOG NO.      DESCRIPTION                    U/M              PRICE
-------------------------------------------------------------------------------
7205-00-000      ADJ FOLD UP WALKER             EA

7206-00-000      PR CRUTCH TIP                  PR
                                                                   *
7207-10-000      PR UNDER ARM CUSH, CHILD       PR
7207-12-000      PR UNDER ARM CUSH, ADULT       PR

7208-00-000      PR CRUTCH HAND GRIP            PR



------------------------------------------------------------------------------

* Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------                                            TERMS AND CONDITIONS
                                   ____________________________                                             [ILLEGIBLE
BILL TO COLUMBIA HEALTHCARE CORP.  DEPARTMENT NAME                                                          FINE PRINT]
CORPORATE ACCOUNTING
ONE PARK PLAZA                     ____________________________
P.O. BOX 550                       REQUESTED BY      Phone Ext.
NASHVILLE, TN 37202-0550
                                   ____________________________
                                   LOCATION             FOR ID#

                                   HUM/      5/15       CHARGE ACCT#

VENDOR                             WTS/      ISB/       SPECIAL INSTRUCTIONS

                                                                 ____________________________________________
                                                                 DEPT. HEAD APPROVAL              DATE
                                         DATE SHIPPED    TERM          FOB                    VENDOR NO.

============================================================================================================
LINE          ITEM NO.                   QUAN.      U/M      VENDOR CAT NO. DESCRIPTION    TAX   UNIT   EXT. AMOUNT
                                                                                                 PRICE
=============================================================================================================









































                                                            VENDOR COPY
                                                       FOR OFFICIAL USE ONLY
It is understood that the prices offered to     -------------------------------
Buyer or its affiliates are the lowest prices   Name of Individual Authorized to
offered to anyone based on purchase volumes     Purchase (Type or Print)


                                                --------------------------------
                                                Signature of Individual
                                                Authorized to Purchase

                                  EXHIBIT "C"
                                  -----------

                                COLUMBIA / HCA
                              MEMBERSHIP LISTING

                         Sorted Alphabetical by State

                                ------------------------------------------------
                                 LEGEND
                                  - Acute      -  Acute Care/Med Surg facilities
                                  - Alt Site   -  Alternate Site facilities
                                  - Affl       -  Affiliated facilities
                                  - Psy        -  Psychiatric facilities
                                ------------------------------------------------


GROUP    STATE TYPE           FACILITY                                ADDRESS
-----------------------------------------------------------------------------------------------------------
COLHCA    AK   ACUTE   ALASKA REG HOSPITAL                2801 DEBARR ROAD
HTI       AL   ACUTE   ANDALUSIA HOSPITAL                 849 S. THREE NOTCH ST, P.O. BOX 760
HTI       AL   ACUTE   CRESTWOOD                          ONE HOSPITAL DRIVE
COLHCA    AL   ACUTE   EAST MONTGOMERY MED CTR            400 TAYLOR RD, P.O. BOX 241267
COLHCA    AL   ACUTE   FLORENCE HOSPITAL                  2111 CLOYD BLVD
HTI       AL   ACUTE   FOUR RIVERS MEDICAL CENTER         1015 MEDICAL CENTER PKWY.
COLHCA    AL   ACUTE   MEDICAL CENTER SHOALS              201 AVALON AVENUE, P.O. BOX 3359
COLHCA    AL   ACUTE   MONTGOMERY REG MED CTR             301 SOUTH RIPLEY STREET
COLHCA    AL   ACUTE   NORTHWEST MED CTR                  715 HYW 43 NE, P.O. BOX 1089
HTI       AR   ACUTE   DeQUEEN REGIONAL MEDICAL CTR       1300 HWY 70 WEST
COLHCA    AR   ACUTE   DOCTORS - LITTLE ROCK              6101 WEST CAPITAL AVENUE
HTI       AR   ACUTE   MEDICAL PARK HOSPITAL              2001 SOUTH MAIN STREET
HTI       AZ   ACUTE   EL DORADO                          1400 N WILMOT
COLHCA    AZ   ACUTE   HEALTHWEST REG MED CTR             1947 EAST THOMAS ROAD
HTI       AZ   ACUTE   NORTHWEST HOSPITAL                 6200 N LA CHOLLA BLVD
COLHCA    AZ   ACUTE   PARADISE VALLEY HOSPITAL           3929 EAST BELL ROAD, P.O. BOX 31370
HTI       CA   ACUTE   CHINO VALLEY MEDICAL CENTER        5451 WALNUT AVENUE
HTI       CA   ACUTE   HEALDSBURG GENERAL HOSPITAL        1375 UNIVERSITY AVENUE
COLHCA    CA   ACUTE   HUNTINGTON BEACH MED CTR           17772 BEACH BLVD
COLHCA    CA   ACUTE   LOS ROBLES REG MED CTR             215 W. JANSS ROAD, P.O. BOX 5086
HTI       CA   ACUTE   MISSION BAY MEMORIAL HOSP.         3080 BUNKER HILL STREET
HTI       CA   ACUTE   PALM DRIVE                         501 PETALUMA AVE.
COLHCA    CA   ACUTE   SAN LEANDRO HOSPITAL               13855 EAST 14TH STREET
COLHCA    CA   ACUTE   WEST ANEHEIM MED CTR               3053 WEST ORANGE AVENUE
COLHCA    CA   ACUTE   WEST HILLS REG MED CTR             7300 MEDICAL CENTER DRIVE
HTI       CA   ACUTE   WEST SIDE HOSPITAL                 910 SOUTH FAIRFAX AVENUE
COLHCA    CO   ACUTE   AURORA REG MED CTR                 1501 POTOMAC ST., P.O. BOX 47000
COLHCA    CO   ACUTE   NORTH SUBURBAN MED CTR             9191 GRANT ST, P.O. BOX 291200
COLHCA    FL   ACUTE   AVENTURA HOSPITAL & MED CTR        20900 BISCAYNE BLVD
COLHCA    FL   ACUTE   BAYONET POINT/HUDSON MED CTR       14000 FIVAY ROAD
COLHCA    FL   ACUTE   BRANDON HOSPITAL                   119 OAKFIELD DRIVE
COLHCA    FL   ACUTE   CEDARS MED CTR                     1400 NW 12TH AVENUE
HTI       FL   ACUTE   CLEARWATER COMMUNITY HOSP.         1521 EAST DRUID ROAD
COLHCA    FL   ACUTE   COLUMBIA PARK MED CTR              818 SOUTH MAIN LANE
COLHCA    FL   ACUTE   DADE CITY HOSPITAL                 13100 FT. KING ROAD
COLHCA    FL   ACUTE   DAYTONA MED CTR                    400 N. CLYDE MORRIS BLVD, P.O. BOX 9000
COLHCA    FL   ACUTE   DEERING HOSPITAL                   9333 SW 152nd STREET
COLHCA    FL   ACUTE   DOCTORS HOSP OF SARASOTA           2750 BAHIA VISTA STREET
HTI       FL   ACUTE   EAST POINTE HOSPITAL               1500 LEE BLVD
HTI       FL   ACUTE   EDWARD WHITE MEMORIAL              2323 9TH AVENUE N
COLHCA    FL   ACUTE   ENGLEWOOD COMMUNITY HOSP           700 MEDICAL BLVD
COLHCA    FL   ACUTE   FAWCETT MEMORIAL HOSPITAL          21298 OLEAN BLVD
COLHCA    FL   ACUTE   FORT WALTON BEACH MED              1000 MAR-WALT DRIVE
COLHCA    FL   ACUTE   GULF COAST HOSPITAL                449 WEST 23RD ST, P.O. BOX 15309

                                         FACILITY  BED     MAIN
GROUP    CITY                ZIP            #      CNT    PHONE #
-------------------------------------------------------------
COLHCA   ANCHORAGE           99508          30201   238   907-276-1131
HTI      ANDALUSIA           36340            339    77   205-222-8466
HTI      HUNTSVILLE          35801             13   120   205-882-3100
COLHCA   MONTGOMERY          36124-1767     30121   150   205-277-8330
COLHCA   FLORENCE            33650          30104   155   205-767-8700
HTI      SELMA               36701             46   214   205-672-8461
COLHCA   MUSCLE SHOALS       35662          30108   128   205-386-1600
COLHCA   MONTGOMERY          36104          30134   250   205-269-8000
COLHCA   RUSSELLVILLE        35653          30110   100   205-552-1011
HTI      DEQUEEN             71832            321   122   501-584-4111
COLHCA   LITTLE ROCK         72205-9940     30401   341   501-661-4000
HTI      HOPE                71801          71801    75   501-777-2323
HTI      TUCSON              85712            116   166   602-886-6361
COLHCA   PHOENIX             85016          30301   301   602-241-7600
HTI      TUCSON              85741            694   150   602-742-9000
COLHCA   PHOENIX             85046          30306   140   602-867-1881
HTI      CHINO               91710            421   118   909-464-8600
HTI      HEALDSBURG          95488           6171    49   707-431-6500
COLHCA   HUNTINGTON BEACH    92547          30507   155   714-842-1475
COLHCA   THOUSAND OAKS       91359-5086     30555   204   805-497-2727
HTI      SAN DIEGO           92109           6174   150   619-274-7721
HTI      SEBASTOBOL          95472             45    56   702-823-8511
COLHCA   SAN LEANDRO         94578          30512   136   510-357-6500
COLHCA   ANAHEIM             92804          30502   243   714-827-3000
COLHCA   CONOOGA PARK        91307          30504   236   818-712-4110
HTI      LOS ANGELES         90036           6163    91   213-938-3431
COLHCA   AURORA              80047          30501   200   308-695-2600
COLHCA   THORNTON            80229          30505   200   308-451-7800
COLHCA   AVENTURA            33180          30920   458   305-932-0250
COLHCA   HUDSON              34667          30951   256   813-863-2411
COLHCA   BRANDON             33511          30917   250   813-681-5551
COLHCA   MIAMI               33162          35932   885   305-325-5511
HTI      CLEARWATER          34616           6198   120   813-447-4571
COLHCA   ORLANDO             32501          30905   267   407-649-6111
COLHCA   DADE CITY           33525          30907   120   904-567-6726
COLHCA   DAYTONA BEACH       32120          30912   214   904-239-5000
COLHCA   MIAMI               32157          35957   260   305-251-2500
COLHCA   SARASOTA            34239          30961   168   813-366-1411
HTI      LEHIGH ACRES        33936            408    88   813-369-2101
HTI      ST. PETERSBURG      33713            367   167   813-323-1111
COLHCA   ENGLEWOOD           34273-3978     35952   100   813-475-6571
COLHCA   FORT CHARLOTTE      33952          35953   254   813-629-1181
COLHCA   FT. WALTON BEACH    32547          30909   247   904-862-1111
COLHCA   PANAMA CITY         32406-5309     30930   176   904-769-8341

                                ================================================
                                 LEGEND
      COLUMBIA/HCA                - Acute      -  Acute Care/Med Surg facilities
    MEMBERSHIP LISTING            - Alt Site   -  Alternate Site facilities
                                  - Affl       -  Affiliated facilities
Sorted Alphabetical by State      - Psy        -  Psychiatric facilities
                                 ===============================================

GROUP     STATE   TYPE              FACILITY                             ADDRESS                    CITY               ZIP

================================================================================================================================
COLHCA   FL   ACUTE  GULF COAST HOSPITAL                 13681 DOCTOR'S WAY                         FORT MYERS       33912-XXXX
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  HAMILTON COUNTY MEMORIAL            506 N.W. 4th ST., P.O. BOX 1300            JASPER           32052
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  HARBOUR SHORES HOSPITAL             1860 N. LAWNWOOD CIRCLE, P.O. BOX 1540     PORT PIERCE      34590
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  CENTRAL FLORIDA REGIONAL HOSP       1401 W. SEMINOLE BLVD.                     SANFORD          32771
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  KENDALL REG MED CTR                 11750 BIRD ROAD                            MIAMI            33175-3530
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  LAKE CITY MEDICAL CENTER            1701 WEST DUVAL STREET                     LAKE CITY        32055
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  LARGO MED CTR                       201 - 14th STREET, SW., P.O. BOX 2905      LARGO            34649-2905
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  LAWNWOOD REG MED CTR                1700 SOUTH 23rd ST., P.O. BOX 188          FORT PIERCE      34950-0188
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  L.W. BLAKE HOSPITAL                 2020 - 59th STREET WEST, P.O. BOX 25004    BRADENTON        34205
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MARION COMMUNITY HOSP               1431 SW FIRST AVE, P.O. BOX 2200           OCALA            32671-4338
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MED CTR of PORT ST. LUCIE           1800 S.E. TIFFANY AVE.                     PORT ST. LUCIE   34952
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MEMORIAL MED CTR                    3625 UNIVERSITY BLVD. SO., P.O. BOX 16325  JACKSONVILLE     32216
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MIAMI HEART INSTITUTE NORTH         250 - 63rd STREET                          MIAMI BEACH      33141
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MIAMI HEART INSTITUTE SOUTH         4701 MERIDIAN AVENUE                       MIAMI BEACH      33140
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  NEW PART RICHEY HOSPITAL            5637 MARINE PKWY,. P.O. BOX 996            NEW PORT RICHEY  34656
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  NORTH FLORIDA REG MED               6500 NEWBERRY ROAD, P.O. BOX 137006        GAINESVILLE      32614-7005
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  NORTH OKALOOSA MED CTR              151 REDSTONE AVE.                          CRESTVIEW        32536
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  NORTHSIDE HOSPITAL                  6000 - 49th STREET NORTH                   ST. PETERSBURG   33709
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  NORTHWEST REG HOSP                  2801 N. STATE ROAD 7, P.O. BOX 639002      MARGATE          33063-9002
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  OAK HILL HOSPITAL                   11375 CORTEZ BLVD., P.O. BOX 5300          SPRING HILL      34605
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  ORANGE PARK MED CTR                 2001 KINGSLEY AVE. P.O. BOX 2000           ORANGE PARK      32067
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  OSCEOLA REG HOSPITAL                700 WEST OAK STREET                        KISSIMMEE        32741
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  PALM BEACHES MED CTR                2201 - 45th STREET                         WEST PALM BEACH  33407
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  PALM BEACH REGIONAL                 2829 10TH AVENUE NORTH                     LAKE WORTH       33461
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  PALMS WEST                          13001 STATE ROAD 80                        LOXAHATCHEE      33470
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  PEMBROKE PINES HOSPITAL             2301 UNIVERSITY DRIVE                      PEMBROKE PINES   33024
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  PLANTATION GENERAL                  401 N.W. 42ND AVENUE                       PLANTATION       33317
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  POMPANO BEACH MED CTR               800 S.W. THIRD STREET                      POMPANO BEACH    33060
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  PUTNAM COMMUNITY HOSP               HWY 20 WEST., P.O. BOX 778                 PALATKA          32178-0778
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  RAULERSON HOSPITAL                  1796 HWY 441 N., P.O. BOX 1307             OKEECHOBEE       34973-1307
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  SANTA ROSA MEDICAL CENTER           1450 BERRY HILL ROAD                       MILTON           32570
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  SOUTH BAY                           4016 STATE ROAD 674                        SUN CITY CENTER  33570
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  SOUTH SEMINOLE                      555 WEST STATE ROAD 434                    LONGWOOD         32750
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  SOUTHWEST FLORIDA REGIONAL          2727 WINKLER AVENUE                        FORT MEYERS      33176
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  SPECIALTY HOSP. OF JACKSONVILLE     4901 RICHARD STREET                        JACKSONVILLE     32207
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  ST. PETERSBURG GENERAL HOSP         6500 - 38TH AVE NORTH, P.O. BOX 13096      ST. PETERSBURG   33710
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  TALLAHASSEE COMMUNITY HOSP          2626 CAPITAL MEDICAL BLVD.                 TALLAHASSEE      32308-4402
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  TWIN CITIES HOSPITAL                2190 HWY 85 N, P.O. BOX 3X64               NICEVILLE        32578-3164
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  UNIVERSITY HOSPITAL                 7201 N UNIVERSITY DRIVE                    TAMARAC          33321
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  WEST FLORIDA REG MED CTR            8383 NORTH DAVIS HWY, P.O. BOX 18900       PENSACOLA        32523-8900
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  WEST SIDE REG MED CTR               8201 WEST BROWARD BLVD.                    PLANTATION       33324
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  WINTER PARK MEMORIAL HOSP           200 NORTH LAKEMONT AVE.                    WINTER PARK      32792
--------------------------------------------------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  AUGUSTA REG MED CTR                 3651 WHEELER ROAD                          AUGUSTA          3XXXX
--------------------------------------------------------------------------------------------------------------------------------
HTI      FL   ACUTE  BARROW MEDICAL CENTER               316 NORTH BROAD ST., P.O. BOX 768          WINDER           30X80
--------------------------------------------------------------------------------------------------------------------------------

                                                        FACILITY  BED        MAIN
GROUP     STATE   TYPE              FACILITY               #      CNT       PHONE #

=======================================================================================

COLHCA   FL   ACUTE  GOLF COAST HOSPITAL                 35954    120   813-768-5000
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  HAMILTON COUNTY MEMORIAL            36993     42   904-792-2101
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  HARBOUR SHORES HOSPITAL             30X59     60   407-466-1500
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  CENTRAL FLORIDA REGIONAL HOSP       30X53    226   407-321-4500
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  KENDALL REG MED CTR                 35941    412   305-223-3000
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  LAKE CITY MEDICAL CENTER            6210      75   904-752-2922
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  LARGO MED CTR                       30936    256   813-586-1411
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  LAWNWOOD REG MED CTR                30X32    335   407-461-4000
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  L.W. BLAKE HOSPITAL                 30X49    383   813-792-6611
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MARION COMMUNITY HOSP               30927    190   904-732-2700
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MED CTR of PORT ST. LUCIE           30X96    150   407-335-4000
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MEMORIAL MED CTR                    36957    473   904-399-6111
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MIAMI HEART INSTITUTE NORTH         3592X    273   305-672-1111
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  MIAMI HEART INSTITUTE SOUTH         35930    531   305-672-1111
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  NEW PART RICHEY HOSPITAL            30941    414   813-848-1733
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  NORTH FLORIDA REG MED               30918    267   904-333-4000
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  NORTH OKALOOSA MED CTR                165    110   904-689-X100
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  NORTHSIDE HOSPITAL                  30X50    301   813-521-4411
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  NORTHWEST REG HOSP                  30995    150   305-974-0X00
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  OAK HILL HOSPITAL                   30997    150   904-596-6632
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  ORANGE PARK MED CTR                 30913    224   908-276-8500
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  OSCEOLA REG HOSPITAL                30902    169   407-846-2X66
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  PALM BEACHES MED CTR                30923    250   407-842-6141
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  PALM BEACH REGIONAL                   345    200   407-967-7800
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  PALMS WEST                            477    107   407-796-3X00
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  PEMBROKE PINES HOSPITAL             35912    304   305-962-9650
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  PLANTATION GENERAL                     56    264   305-587-5010
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  POMPAND BEACH MED CTR               30921    273   305-782-2000
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  PUTNAM COMMUNITY HOSP               30929    161   904-328-5711
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  RAULERSON HOSPITAL                  30X33    101   813-763-2151
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  SANTA ROSA MEDICAL CENTER             337    153   904-626-7762
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  SOUTH BAY                             642    112   813-634-3301
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  SOUTH SEMINOLE                        644    12X   407-767-1200
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  SOUTHWEST FLORIDA REGIONAL          35955    400   813-939-1147
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  SPECIALTY HOSP. OF JACKSONVILLE     36956    107   904-737-3120
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  ST. PETERSBURG GENERAL HOSP         30X01    219   813-384-1414
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  TAILAHASSEE COMMUNITY HOSP          30X54    180   904-656-5000
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  TWIN CITIES HOSPITAL                30948     75   904-678-4131
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  UNIVERSITY HOSPITAL                 35940    269   305-721-2200
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  WEST FLORIDA REG MED CTR            30XXX    547   904-494-4000
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  WEST SIDE REG MED CTR               30XXX    204   305-473-6600
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  WINTER PARK MEMORIAL HOSP           35977    339   407-646-7000
---------------------------------------------------------------------------------------
COLHCA   FL   ACUTE  AUGUSTA REG MED CTR                 31008    374   706-863-3232
---------------------------------------------------------------------------------------
HTI      FL   ACUTE  BARROW MEDICAL CENTER                6200     60   401-867-3400
---------------------------------------------------------------------------------------

                                    ===========================================
                                                    LEGEND
          COLUMBIA / HCA             - Acute    - Acute Care/Med Surg facilities
        MEMBERSHIP  LISTING          - Alt Site - Alternate Site facilities
                                     - Affl     - Affiliated facilities
   Sorted Alphabetical by State      - Psy      - Psychiatric facilities
                                     ===========================================

GROUP     STATE   TYPE              FACILITY                             ADDRESS                    CITY            ZIP
=================================================================================================================================
COLHCA     GA      ACUTE CARTERSVILLE MED CTR             960 JOE FRANK HARRIS PKWY,P.O. BOX 200008 CARTERSVILLE
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE COLISEUM MED CTR                  350 HOSPITAL DRIVE                        MACON           31213
---------------------------------------------------------------------------------------------------------------------------------
HTI        GA      ACUTE DOCTORS - COLUMBUS               616 19TH STREET                           COLUMBUS        31902
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE DUNWOODY MED CTR                 4575 N SHALLOWFORD ROAD                   ATLANTA         30838
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE EASTSIDE MED CTR                 1700 MEDICAL WAY, P.O. BOX 587            SNELLVILLE      30278
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE FAIRVIEW PARK HOSPITAL           200 INDUSTRIAL BLVD, P.O. BOX 1408        DUBLIN          31040-1405
---------------------------------------------------------------------------------------------------------------------------------
HTI        GA      ACUTE LANIER PARK REGIONAL HOSP        675 WHITE SULPHER ROAD                    GAINSVILLE      30501
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE METROPOLITAN HOSPITAL            3223 HOWELL MILL ROAD, N.W.               ATLANTA         30827
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE NORTHLAKE REG MED CTR            1455 MONTREAL ROAD                        ATLANTA         30085
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE PALMYRA MED CTRS                 2000 PALMYRA ROAD, P.O. BOX 1908          ALBANY          31708-1908
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE PARKWAY MED CTR                  1000 THORNTON ROAD, P.O. BOX 570          LITHIA SPRINGS  30057
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE PEACHTREE RED HOSPITAL           60 HOSPITAL ROAD                          NEWNAN          30263
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE REDMOND REG MED CTR              501 REDMOND RD, P.O. BOX 107001           ROME            30164-7001
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE WEST PACES MED CTR               3200 HOWELL MILL ROAD, NW                 ATLANTA         30127-4101
---------------------------------------------------------------------------------------------------------------------------------
HTI        ID      ACUTE EASTERN IDAHO REGIONAL           3100 CHANNING WAY                         IDAHO FALLS     83404
---------------------------------------------------------------------------------------------------------------------------------
HTI        ID      ACUTE WEST VALLEY MED CTR              1717 ARLINGTON AVE.                       CALDWELL        8360X-4864
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     IL      ACUTE GRANT HOSPITAL of CHICAGO        550 WEST WEBSTER                          CHICAGO         60614
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     IL      ACUTE HOFFMAN ESTATES MED CTR          1555 N BARRINGTON ROAD                    HOFFMAN ESTATES 60194
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     IL      ACUTE MICHAEL REESE HOSP & MED CTR     2029 S ELLIS STREET                       CHICAGO         60616
---------------------------------------------------------------------------------------------------------------------------------
HTI        IN      ACUTE TERREHAUTE                       601 HOSPITAL LANE                         TERREHAUTE      47X02
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     IN      ACUTE THE WOMEN'S HOSP - INDIANAPOLIS  8111 TOWNSHIP LINE RD, P.O. BOX 80430     INDIANAPOLIS    46260
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KS      ACUTE OVERLAND PARK REG MED CTR        10500 QUIVIRA ROAD                        OVERLAND PARK   66215
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KS      ACUTE WESLEY MED CTR                   550 N HILLSIDE AVE, P.O. BOX 47930        WICHITA         67201-7930
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KS      ACUTE WESTERN PLAINS REG HOSPITAL      3001 AVENUE A. P.O. BOX 1478              DODGE CITY      67X01
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE AUDUBON REG MED CTR              ONE AUDUBON PLAZA DRIVE                   LOUISVILLE      40217
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE BLUEGRASS REG MED CTR            299 KING'S DAUGHTERS DRIVE                FRANKFORT       40601
---------------------------------------------------------------------------------------------------------------------------------
HTI        KY      ACUTE BOURBON GENERAL                  #9 LINVILLE DRIVE                         PARIS           40861
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE BROWN CANCER CTR                 529 S. JACKSON STREET                     LOUISVILLE      40202
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE GREENVIEW HOSPITAL               1801 ASHLEY CIRCLE, P.O. BOX 90024        BOWLING GREEN   42101-9024
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE LAKE CUMBERLAND REG HOSPITAL     305 LANGDON STREET, P.O. BOX 620          SOMERSET        42501
---------------------------------------------------------------------------------------------------------------------------------
HTI        KY      ACUTE LOGAN MEMORIAL                   1625 S. NASHVILLE ROAD                    RUSSELVILLE     42276
---------------------------------------------------------------------------------------------------------------------------------
HTI        KY      ACUTE MEADOWVIEW REGIONAL              989 WEST HWY 10                           MAYSVILLE       41056
---------------------------------------------------------------------------------------------------------------------------------
HTI        KY      ACUTE PINELAKE MED CTR                 1099 MEDICAL CENTER CIRCLE                MAYFIELD        42066
---------------------------------------------------------------------------------------------------------------------------------
HTI        KY      ACUTE SCOTT GENERAL                    1140 LEXINGTON ROAD                       GEORGETOWN      40824
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE SOUTHWEST HOSPITAL               9820 THIRD STREET ROAD                    LOUISVILLE      40272
---------------------------------------------------------------------------------------------------------------------------------
HTI        KY      ACUTE SPRING VIEW                      3201 LORRETTA ROAD                        LEBANON         42066
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE SUBURBAN MED CTR                 4001 DUTCHMANS LANE                       LOUISVILLE      40207
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE UNIVERSITY of LOUISVILLE HOSP    530 S JACKSON STREET                      LOUISVILLE      40202
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA      ACUTE AVOYELLES HOSPITAL               HWY 1191 BLUE TOWN RD, P.O. BOX 255       MARKSVILLE      71351
---------------------------------------------------------------------------------------------------------------------------------
HTI        LA      ACUTE DAUTERIVE                        600 N. LEWIS                              NEW IBERIA      70560
---------------------------------------------------------------------------------------------------------------------------------
HTI        LA      ACUTE DOCTORS HOSP. - OPELOUSAS        5101 HIGHWAY 167 SOUTH                    OPELOUSAS       70570
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA      ACUTE HIGHLAND HOSPITAL                1453 E BERT XXXXX IND LOOP                SHREVEPORT      71105-60XX
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA      ACUTE LAKE AREA MED CTR                4200 NELSON ROAD                          LAKE CHARLES    70605
---------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA      ACUTE LAKELAND MED CTR                 6000 BULLARD ROAD, P.O. BOX 29487         NEW ORLEANS     70189
---------------------------------------------------------------------------------------------------------------------------------

                                                      FACILITY      BED      MAIN
GROUP     STATE   TYPE              FACILITY              #         CNT     PHONE #
==========================================================================================
COLHCA     GA      ACUTE CARTERSVILLE MED CTR            31035       80  404-382-1530
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE COLISEUM MED CTR                 31051      250  912-745-9461
------------------------------------------------------------------------------------------
HTI        GA      ACUTE DOCTORS - COLUMBUS                353      252  706-571-4262
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE DUNWOODY MED CTR                31024      168  404-454-2000
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE EASTSIDE MED CTR                31005      122  404-736-2572
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE FAIRVIEW PARK HOSPITAL          31054      190  912-275-2000
------------------------------------------------------------------------------------------
HTI        GA      ACUTE LANIER PARK REGIONAL HOSP         108      124  404-503-3000
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE METROPOLITAN HOSPITAL           31025       64  404-351-0500
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE NORTHLAKE REG MED CTR           31055      120  404-270-3000
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE PALMYRA MED CTRS                31050      248  912-434-2000
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE PARKWAY MED CTR                 31053      320  404-732-7650
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE PEACHTREE RED HOSPITAL          31002      144  404-253-1912
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE REDMOND REG MED CTR             31052      201  705-291-0291
------------------------------------------------------------------------------------------
COLHCA     GA      ACUTE WEST PACES MED CTR              31056      294  404-351-0351
------------------------------------------------------------------------------------------
HTI        ID      ACUTE EASTERN IDAHO REGIONAL            310      246  208-529-6111
------------------------------------------------------------------------------------------
HTI        ID      ACUTE WEST VALLEY MED CTR                92      150  208-459-4641
------------------------------------------------------------------------------------------
COLHCA     IL      ACUTE GRANT HOSPITAL OF CHICAGO       31316      479  312-883-2000
------------------------------------------------------------------------------------------
COLHCA     IL      ACUTE HOFFMAN ESTATES MED CTR         31304      356  708-843-2000
------------------------------------------------------------------------------------------
COLHCA     IL      ACUTE MICHAEL REESE HOSP & MED CTR    31310      955  312-791-2000
------------------------------------------------------------------------------------------
HTI        IN      ACUTE TERREHAUTE                         97      284  812-232-0021
------------------------------------------------------------------------------------------
COLHCA     IN      ACUTE THE WOMEN'S HOSP - INDIANAPOLIS 31402      182  317-875-5994
------------------------------------------------------------------------------------------
COLHCA     KS      ACUTE OVERLAND PARK REG MED CTR       31602      400  913-541-5000
------------------------------------------------------------------------------------------
COLHCA     KS      ACUTE WESLEY MED CTR                  31608      760  316-688-2468
------------------------------------------------------------------------------------------
COLHCA     KS      ACUTE WESTERN PLAINS REG HOSPITAL     31601      100  316-225-8400
------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE AUDUBON REG MED CTR             31702      480  502-636-7111
------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE BLUEGRASS REG MED CTR           31768      190  502-875-5240
------------------------------------------------------------------------------------------
HTI        KY      ACUTE BOURBON GENERAL                   319       60  606-987-3600
------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE BROWN CANCER CTR                31732        0  502-562-3000
------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE GREENVIEW HOSPITAL              31767      211  502-793-1000
------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE LAKE CUMBERLAND REG HOSPITAL    31709      227  606-679-7441
------------------------------------------------------------------------------------------
HTI        KY      ACUTE LOGAN MEMORIAL                    516      100  502-726-4011
------------------------------------------------------------------------------------------
HTI        KY      ACUTE MEADOWVIEW REGIONAL               595      111  606-759-5311
------------------------------------------------------------------------------------------
HTI        KY      ACUTE PINELAKE MED CTR                   18      116  502-247-4288
------------------------------------------------------------------------------------------
HTI        KY      ACUTE SCOTT GENERAL                     635       75  502-868-1213
------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE SOUTHWEST HOSPITAL              31713      150  502-933-8100
------------------------------------------------------------------------------------------
HTI        KY      ACUTE SPRING VIEW                       328      113  502-692-5150
------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE SUBURBAN MED CTR                31701      380  502-893-1000
------------------------------------------------------------------------------------------
COLHCA     KY      ACUTE UNIVERSITY OF LOUISVILLE HOSP   31730      404  502-562-5000
------------------------------------------------------------------------------------------
COLHCA     LA      ACUTE AVO YELLES HOSPITAL             31801       55  318-253-8611
------------------------------------------------------------------------------------------
HTI        LA      ACUTE DAUTERIVE                         431      105  318-365-7311
------------------------------------------------------------------------------------------
HTI        LA      ACUTE DOCTORS HOSP. - OPELOUSAS       6193       101  318-948-2100
------------------------------------------------------------------------------------------
COLHCA     LA      ACUTE HIGHLAND HOSPITAL               31833      126  318-798-4300
------------------------------------------------------------------------------------------
COLHCA     LA      ACUTE LAKE AREA MED CTR               31822       80  318-474-6370
------------------------------------------------------------------------------------------
COLHCA     LA      ACUTE LAKELAND MED CTR                31817      130  504-241-6335
------------------------------------------------------------------------------------------

                                     ===========================================
                                     LEGEND
          COLUMBIA / HCA             - Acute    - Acute Care/Med Surg facilities
        MEMBERSHIP  LISTING          - Alt Site - Alternate Site facilities
                                     - Affl     - Affiliated facilities
   Sorted Alphabetical by State      - Psy      - Psychiatric facilities
                                     ===========================================

GROUP     STATE  TYPE               FACILITY                             ADDRESS                      CITY            ZIP

==================================================================================================================================

HTI        LA    ACUTE   LAKESIDE                             4700 I-10 SERVICE ROAD                  METAIRIE       70001
----------------------------------------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   LAKEVIEW MEDICAL CENTER              ONE PARK PLACE                          COVINGTON      70434
----------------------------------------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   LOUISIANA MATERIALS MANAGEMENT CTR   100 EAST COLEMAN AVENUE                 HAMMOND        70401
----------------------------------------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   MEDICAL CENTER OF SW LA              2810 AMBASSADOR CAFFERY PKWY.           LAFAYETTE      70506
----------------------------------------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   MEDICAL CTR BATON ROUGE              17000 MEDICAL CTR DRIVE                 BATON ROUGE    70816
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   NORTH MONROE HOSPITAL                3421 MEDICAL PARK DR., P.O. BOX 7050    MONROE         71211-7050
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   OAKDALE COMMUNITY HOSPITAL           130 N. HOSPITAL DRIVE, P.O. BOX 629     OAKDALE        71463
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   RAPIDES GENERAL HOSPITAL             211 FOURTH STREET, P.O. BOX 30101       ALEXANDRIA     71301
----------------------------------------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   RIVER VIEW MEDICAL CENTER            1125 WEST LOUISIANA HIGHWAY 30          GONZALES       70737
----------------------------------------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   SAVOY MEDICAL CTR                    801 POINCIANA AVENUE                    MAMOU          70554
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   SPRINGHILL MED CTR                   2001 DOCTORS DRIVE, P.O. BOX 917        SPRINGHILL     71075
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   TULANE UNIVERSITY HOSP & CLINIC      1415 TULANE AVENUE                      NEW ORLEANS    70112
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   VILLE PIATTE MED CTR                 800 E. MAIN STREET, P.O. BOX 349        VILLE PLATTE   70586
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   WINN PARISH MED CTR                  301 BOUNDARY STREET, P.O. BOX 152       WINNFIELD      71483
----------------------------------------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   WOMEN'S AND CHILDREN'S HOSP          4600 AMBASSADOR CAFFERY PKWY            LAFAYETTE      70508
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     MO    ACUTE   INDEPENDENCE REG HEALTH CTR          1509 W. TRUMAN ROAD                     INDEPENDENCE   64050
----------------------------------------------------------------------------------------------------------------------------------
HTI        MO    ACUTE   SPRINGFIELD COMMUNITY HOSP           3535 SOUTH NATIONAL AVENUE              SPRINGFIELD    65807
----------------------------------------------------------------------------------------------------------------------------------
HTI        MS    ACUTE   GARDENPARK COMMUNITY HOSP            1520 BROAD AVENUE                       GULFPORT       39501
----------------------------------------------------------------------------------------------------------------------------------
HTI        MS    ACUTE   VICKSBURG                            1111 N. FRONTAGE ROAD                   VICKSBURG      39181
----------------------------------------------------------------------------------------------------------------------------------
HTI        NC    ACUTE   BRUNSWICK HOSPITAL                   HIGHWAY 17                              SUPPLY         28462
----------------------------------------------------------------------------------------------------------------------------------
HTI        NC    ACUTE   DAVIS COMMUNITY                      OLD MOCKSVILLE ROAD                     STATESVILLE    28677
----------------------------------------------------------------------------------------------------------------------------------
HTI        NC    ACUTE   HERITAGE                             111 HOSPITAL DRIVE                      TARBORO        27886
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     NC    ACUTE   HIGHSMITH-RAINEY MEMORIAL HOSP       150 ROBESON STREET                      FAYETTEVILLE   28301-5570
----------------------------------------------------------------------------------------------------------------------------------
HTI        NC    ACUTE   PRESBYTERIAN ORTHOPAEDIC             1901 RANDOLPH ROAD                      CHARLOTTE      28207
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     NC    ACUTE   RALEIGH COMMUNITY HOSPITAL           3400 WAKE FOREST ROAD, P.O.BOX 28280    RALEIGH        27611-8250
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     NH    ACUTE   PARKLAND MED CTR                     ONE PARKLAND DRIVE                      DERRY          08088
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     NH    ACUTE   PORTSMOUTH REG HOSPITAL              343 BORTHWICK AVE., P.O. BOX 7004       PORTSMOUTH     05802-7004
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     NM    ACUTE   GUADALUPE MED CTR                    2430 WEST PIERCE STREET                 CARLSBAD       88220-3597
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     NM    ACUTE   LEA REGIONAL HOSPITAL                5419 N. LOVINGTON HWY., P.O. BOX 3000   HOBBS          88240-3000
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     NV    ACUTE   SUNRISE CHILDREN'S HOSPITAL          3186 MARYLAND PARKWAY                   LAS VEGAS      89109
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     NV    ACUTE   SUNRISE HOSPITAL & MED CTR           3186 MARYLAND PARKWAY                   LAS VEGAS      89109
----------------------------------------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   CLAREMORE REGIONAL HOSPITAL          1202 NORTH MUSKOGEE STREET              CLAREMORE      74017
----------------------------------------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   DOCTORS MEDICAL CENTER               2323 SOUTH HARVARD                      TULSA          74114
----------------------------------------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   EDMOND REGIONAL MED CTR              1 SOUTH BRYANT                          EDMOND         73084
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     OK    ACUTE   PRESBYTERIAN HOSPITAL                700 N.E. 13TH STREET                    OKLAHOMA CITY  73701-5070
----------------------------------------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   SOUTHWESTERN MEDICAL CENTER          5602 S.W. LEE BLVD                      LAWTON         73506
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     OK    ACUTE   ST. MARY'S HOSPITAL                  306 SOUTH FIFTH AVE., P.O. BOX 232      ENID           73701-5899
----------------------------------------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   WAGONER COMMUNITY                    1200 WEST CHEROKEE                      WAGONER        74467
----------------------------------------------------------------------------------------------------------------------------------
HTI        OR    ACUTE   DOUGLAS COMMUNITY                    738 WEST HARVARD BLVD.                  ROSEBURG       97470
----------------------------------------------------------------------------------------------------------------------------------
HTI        OR    ACUTE   MCMINNVILLE COMMUNITY                600 S. BAKER STREET                     MCMINNVILLE    97128-6498
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     SC    ACUTE   AIKIN REGIONAL MED CTR               202 UNIVERSITY PKWY., P.O. BOX 1117     AIKEN          29802
----------------------------------------------------------------------------------------------------------------------------------
HTI        SC    ACUTE   CHESTERFIELD GENERAL                 HIGHWAY 9                               CHERAW         29520
----------------------------------------------------------------------------------------------------------------------------------
HTI        SC    ACUTE   COLLETON REGIONAL                    501 ROBERTSON BLVD                      WALTERBORO     29488
----------------------------------------------------------------------------------------------------------------------------------
COLHCA     SC    ACUTE   GRAND STRAND GENERAL HOSPITAL        809-82nd-PKWY., P.O. BOX 7500 DUNES     MYRTE BEACH    29572
                                                              STATION
----------------------------------------------------------------------------------------------------------------------------------


GROUP     STATE  TYPE               FACILITY                   FACILITY      BED        MAIN
                                                                  #          CNT       PHONE #
=====================================================================================================

HTI        LA    ACUTE   LAKESIDE                                  34                504-885-3333
-----------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   LAKEVIEW MEDICAL CENTER                 6194        104     504-892-5900
-----------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   LOUISIANA MATERIALS MANAGEMENT CTR                          504-542-2022
-----------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   MEDICAL CENTER OF SW LA                  450        166     318-981-2949
-----------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   MEDICAL CTR BATON ROUGE                  666        228     504-752-2470
-----------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   NORTH MONROE HOSPITAL                  31834        220     318-388-1946
-----------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   OAKDALE COMMUNITY HOSPITAL             31803         60     318-825-3700
-----------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   RAPIDES GENERAL HOSPITAL               31840        309     318-473-3000
-----------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   RIVER VIEW MEDICAL CENTER               6201        104     304-647-3000
-----------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   SAVORY MEDICAL CTR
-----------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   SPRINGHILL MED CTR                     31806         86     318-539-9161
-----------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   TULANE UNIVERSITY HOSP & CLINIC                     269
-----------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   VILLE PIATTE MED CTR                   31806        124     318-363-5684
-----------------------------------------------------------------------------------------------------
COLHCA     LA    ACUTE   WINN PARISH MED CTR                    31802        103     318-628-2721
-----------------------------------------------------------------------------------------------------
HTI        LA    ACUTE   WOMEN'S AND CHILDREN'S HOSP              637         70     318-981-9100
-----------------------------------------------------------------------------------------------------
COLHCA     MO    ACUTE   INDEPENDENCE REG HEALTH CTR            32501        366     816-836-8100
-----------------------------------------------------------------------------------------------------
HTI        MO    ACUTE   SPRINGFIELD COMMUNITY HOSP              6231        200     417-882-4700
-----------------------------------------------------------------------------------------------------
HTI        MS    ACUTE   GARDENPARK COMMUNITY HOSP               6211        120     601-864-4210
-----------------------------------------------------------------------------------------------------
HTI        MS    ACUTE   VICKSBURG                                625        144     601-636-2611
-----------------------------------------------------------------------------------------------------
HTI        NC    ACUTE   BRUNSWICK HOSPITAL                       480         60     910-754-8121
-----------------------------------------------------------------------------------------------------
HTI        NC    ACUTE   DAVE COMMUNITY                           593        149     704-873-0281
-----------------------------------------------------------------------------------------------------
HTI        NC    ACUTE   HERITAGE                                 614        127     919-641-7700
-----------------------------------------------------------------------------------------------------
COLHCA     NC    ACUTE   HIGHSMITH-PLAINEY MEMORIAL HOSP        33312        150     910-609-1100
-----------------------------------------------------------------------------------------------------
HTI        NC    ACUTE   PRESBYTERIAN ORTHOPAEDIC                 461        166     704-375-6792
-----------------------------------------------------------------------------------------------------
COLHCA     NC    ACUTE   RALEIGH COMMUNITY HOSPITAL             33311        230     919-954-3000
-----------------------------------------------------------------------------------------------------
COLHCA     NH    ACUTE   PARKLAND MED CTR                       32905         86     608-432-1500
-----------------------------------------------------------------------------------------------------
COLHCA     NH    ACUTE   PORTSMOUTH REG HOSPITAL                32902        144     608-436-5110
-----------------------------------------------------------------------------------------------------
COLHCA     NM    ACUTE   GUADALUFE MED CTR                      33101        138      506-887-4100
-----------------------------------------------------------------------------------------------------
COLHCA     NM    ACUTE   LEA REGIONAL HOSPITAL                  33102        250      505-392-6581
-----------------------------------------------------------------------------------------------------
COLHCA     NV    ACUTE   SUNRISE CHILDREN'S HOSPITAL            32801          0      702-731-8000
-----------------------------------------------------------------------------------------------------
COLHCA     NV    ACUTE   SUNRISE HOSPITAL & MED CTR             32801        688      702-731-8000
-----------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   CLAREMORE REGIONAL HOSPITAL             6216        101      918-341-2556
-----------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   DOCTORS MEDICAL CENTER                  6223        221      918-744-4000
-----------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   EDMOND REGIONAL MED CTR                  136         98      405-341-6100
-----------------------------------------------------------------------------------------------------
COLHCA     OK    ACUTE   PRESBYTERIAN HOSPITAL                  33608        396      405-271-5100
-----------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   SOUTHWESTERN MEDICAL CENTER             6241        109      405-531-4700
-----------------------------------------------------------------------------------------------------
COLHCA     OK    ACUTE   ST. MARY'S HOSPITAL                    33609        277      405-233-6100
-----------------------------------------------------------------------------------------------------
HTI        OK    ACUTE   WAGONER COMMUNITY                        368        100      918-485-5514
-----------------------------------------------------------------------------------------------------
HTI        OR    ACUTE   DOUGLAS COMMUNITY                        169         98      509-673-6641
-----------------------------------------------------------------------------------------------------
HTI        OR    ACUTE   MCMINNVILLE COMMUNITY                     49         73      509-472-6131
-----------------------------------------------------------------------------------------------------
COLHCA     SC    ACUTE   AIKIN REGIONAL MED CTR                 34007        225      808-641-5000
-----------------------------------------------------------------------------------------------------
HTI        SC    ACUTE   CHESTERFIELD GENERAL                     391         72      808-537-7881
-----------------------------------------------------------------------------------------------------
HTI        SC    ACUTE   COLLETON REGIONAL                        391        145      808-549-6371
-----------------------------------------------------------------------------------------------------
COLHCA     SC    ACUTE   GRAND STRAND GENERAL HOSPITAL          34008        172      808-449-4411
-----------------------------------------------------------------------------------------------------

                                     ===========================================
                                                    LEGEND
          COLUMBIA / HCA             - Acute    - Acute Care/Med Surg facilities
        MEMBERSHIP  LISTING          - Alt Site - Alternate Site facilities
                                     - Affl     - Affiliated facilities
   Sorted Alphabetical by State      - Psy      - Psychiatric facilities
                                     ===========================================


GROUP     STATE  TYPE               FACILITY                             ADDRESS                      CITY              ZIP

==================================================================================================================================

HTI         SC   ACUTE   MARLBORO PARK                        RT.4 HWY.9                              BENNETTSVILLE    29512
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      SC   ACUTE   SUMMERVILLE MED CTR                  295 MIDLAND PARKWAY                     SUMMERVILLE      29485
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      SC   ACUTE   TRIDENT REGIONAL MED CTR             9330 MEDICAL PLAZA DRIVE                CHARLESTON       29405-9195
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   ATHENS COMMUNITY HOSPITAL            1114 WEST MADISON AVE. P.O. BOX 250     ATHENS           37371-0250
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   CENTENNIAL MED CTR at PARK VIEW      2300 PATTERSON ST., P.O. BOX 1225       NASHVILLE        37202-1225
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   CROCKETT                             U.S. HWY. 43 SOUTH                      LAWRENCEBURG     38464
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   EAST RIDGE HOSPITAL                  941 SPRING CREEK ROAD                   EAST RIDGE       37412
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   HENDERSONVILLE                       355 NEW SHACKLE ISLAND ROAD             HENDERSONVILLE   37075
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   INDIAN PATH MEDICAL CTR              2000 BROOKSIDE DRIVE                    KINGSPORT        37660-4682
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   JOHNSON CITY SPECIALTY HOSP.         208 E. WATAUGA AVE                      JOHNSON CITY     37602
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   LIVINGSTON REGIONAL                  315 OAK STREET                          LIVINGSTON       38570
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   NASHVILLE MEMORIAL HOSPITAL          612 WEST DUE WEST AVENUE                NASHVILLE        37115
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   NORTHSIDE                            401 PRINCETON ROAD                      JOHNSON CITY     37601
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   PARKRIDGE MED CTR                    2333 McCALLIE AVENUE                    CHATTANOOGA      37404-3285
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   REGIONAL HOSPITAL of JACKSON         367 HOSPITAL BLVD. P.O. BOX 3310        JACKSON          38305-0810
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   RIVER PARK                           1510 SPARTA STREET                      MCMINNVILLE      37110
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   SMITH COUNTY                         NORTH MAIN STREET                       CARTHAGE         37080
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   SOUTH PITTSBURG                      210 W. 12TH STREET                      SOUTH PITTSBURG  37380
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   SOUTHERN HILLS MED CTR               391 WALLACE ROAD, P.O. BOX 111359       NASHVILLE        37211
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   SOUTHERN TN MED CTR                  185 HOSPITAL ROAD                       WINCHESTER       37398
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   STONES RIVER                         DOOLITTLE ROAD                          WOODBURY         37190
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   SUMMIT MED CTR                       5655 FIRST BLVD.                        HERMITAGE        37076
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   SYCAMORE SHOALS                      1501 WEST ELK AVENUE                    ELIZABETHTON     37643
----------------------------------------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   TRINITY                              MAIN STREET                             ERIN             37061
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   VOLUNTEER GENERAL HOSPITAL           161 MT. PELIA RD, P.O. BOX 967          MARTIN           38237
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   ALICE PHYSICIAN & SURGEONS           300 EAST THIRD STREET                   ALICE            78332
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   ALVIN COMMUNITY HOSP                 301 MEDIC LANE                          ALVIN            77511
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   ANGELO COMMUNITY HOSPITAL            3501 KNICKERBOCKER ROAD                 SAN ANGELO       76904-7698
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   ARLINGTON MED CTR                    3301 MATLOCK ROAD                       ARLINGTON        76015
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   AUSTIN DIAGNOSTIC CENTER             911 W. 36TH, SUITE 200                  AUSTIN           76706
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   BAY AREA MED CTR                     7101 S. PADRE ISLAND DRIVE              CORPUS CHRISTI   76412
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   BAYSHORE MEDICAL CENTER              4000 SPENCER HWY.                       PASADENA         77504
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   BEAUMONT REGIONAL MED CTR            3080 COLLEGE ST., P.O. BOX 5817         BEAUMONT         77626-5817
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   BELAIRE GENERAL HOSPITAL             5314 DASHWOOD                           HOUSTON          77081
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   BRAZOS VALLEY MED CTR                1604 ROCK PRAIRIE ROAD                  COLLEGE STATION  77842-3500
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   BROWNWOOD REGIONAL                   BURNETTE CARMICHAEL                     BROWNWOOD        76801
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   CLEAR LAKE REG MED CTR               500 MEDICAL CENTER BLVD                 WEBSTER          77598
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   COASTAL BEND HOSPITAL                1711 WEST WHEELER AVENUE                ARKANSAS PASS    78336
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   COLUMBIA MED CTR - WEST              1801 N OREGON                           EL PASO          79902
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   COLUMBIA MED CTR - EAST              10801 GATEWAY BLVD WEST                 EL PASO          79925
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   CORONADO                             ONE MEDICAL PLAZA                       PAMPA            79065
----------------------------------------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   DENTON COMMUNITY HOSPITAL            207 NORTH BONNIE BRAE                   DENTON           76201
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   DENTON REGIONAL MED CTR              404 NORTH I-35                          DENTON           76201
----------------------------------------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   DETAR                                506 E. SAN ANTONIO STREET               VICTORIA         77901
----------------------------------------------------------------------------------------------------------------------------------


GROUP     STATE  TYPE               FACILITY                   FACILITY      BED        MAIN
                                                                  #          CNT       PHONE #
=====================================================================================================

HTI         SC   ACUTE   MARLBORO PARK                           404         111     808-479-2681
-----------------------------------------------------------------------------------------------------
COLHCA      SC   ACUTE   SUMMERVILLE MED CTR                   34005         100     808-832-5000
-----------------------------------------------------------------------------------------------------
COLHCA      SC   ACUTE   TRIDENT REGIONAL MED CTR              34001         361     808-797-7000
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   ATHENS COMMUNITY HOSPITAL             34226         118     615-745-1411
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   CENTENNIAL MED CTR at PARK VIEW       34222         241     615-342-4700
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   CROCKETT                                 63         106     615-762-6571
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   EAST RIDGE HOSPITAL                   34206         128     615-894-7870
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   HENDERSONVILLE                          447         120     615-264-4000
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   INDIAN PATH MEDICAL CTR               34225         295     615-392-7000
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   JOHNSON CITY SPECIALTY HOSP.            603          38     615-926-1111
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   LIVINGSTON REGIONAL                       4         106     615-823-5611
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   NASHVILLE MEMORIAL HOSPITAL            6020         314     615-865-3511
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   NORTHSIDE                               351         154     615-282-4111
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   PARKRIDGE MED CTR                     34224         296     615-696-6061
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   REGIONAL HOSPITAL of JACKSON          34229         166     901-661-2000
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   RIVER PARK                               24          89     615-473-8411
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   SMITH COUNTY                              8          66     615-735-1560
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   SOUTH PITTSBURG                         658          60     615-837-6781
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   SOUTHERN HILLS MED CTR                34242         180     615-781-4100
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   SOUTHERN MED CTR                         16         212     615-967-8200
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   STONES RIVER                            194          85     615-563-4001
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   SUMMIT MED CTR                        34223         218     615-316-3000
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   SYCAMORE SHOALS                         181         128     615-542-1300
-----------------------------------------------------------------------------------------------------
HTI         TN   ACUTE   TRINITY                                  17          40     615-289-4124
-----------------------------------------------------------------------------------------------------
COLHCA      TN   ACUTE   VOLUNTEER GENERAL HOSPITAL            34231         100     901-587-4261
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   ALICE PHYSICIAN & SURGEONS             6237         131     512-664-4376
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   ALVIN COMMUNITY HOSP                   6214          86     713-331-6141
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   ANGELO COMMUNITY HOSPITAL                           165
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   ARLINGTON MED CTR                     34309         287     817-465-3241
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   AUSTIN DIAGNOSTIC CENTER               6044                 512-835-1111
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   BAY AREA MED CTR                      39333         132     512-985-1200
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   BAYSHORE MEDICAL CENTER                   9         394     713-944-6666
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   BEAUMONT REGIONAL MED CTR             34314         250     409-833-1411
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   BELAIRE GENERAL HOSPITAL              39322         349     713-669-4000
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   BRAZOS VALLEY MED CTR                 34306         100     409-764-5100
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   BROWNWOOD REGIONAL                      376         218     915-646-8541
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   CLEAR LAKE REG MED CTR                34336         459     713-332-2511
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   COASTAL BEND HOSPITAL                  6221          75     512-758-8585
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   COLUMBIA MED CTR - WEST               39307         252     915-521-1200
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   COLUMBIA MED CTR - EAST               39309         235     915-595-9000
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   CORONADO                                184         126     805-665-3721
-----------------------------------------------------------------------------------------------------
COLHCA      TX   ACUTE   DENTON COMMUNITY HOSPITAL             34377         104     817-898-7000
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   DENTON REGIONAL MED CTR                6251         195     817-566-4000
-----------------------------------------------------------------------------------------------------
HTI         TX   ACUTE   DETAR                                    64         308     512-575-7441
-----------------------------------------------------------------------------------------------------

                                                                                       ============================================
06-Apr-95                                                 COLUMBIA / HCA               LEGEND
11:47 AM                                                MEMBERSHIP LISTING             - Acute    - Acute Care/Med Surg facilities
                                                                                       - Alt Site - Alternate Site facilities
                                                   Sorted Alphabetical by State        - Affl     - Affiliated facilities
                                                                                       - Psy      - Psychiatric facilities
                                                                                       ===========================================

 GROUP     STATE  TYPE           FACILITY                       ADDRESS               CITY            ZIP FACILITY BED     MAIN
                                                                                                             #    CNT   PHONE #
====================================================================================================================================
HTI       TX     ACUTE   DOCTORS-CONROE                 3205 WEST DAVIS              CONROE         77304    437  135  409-756-0631
COLHCA    TX     ACUTE   DOCTORS REGIONAL MED CTR       3315 SOUTH ALAMEDA           CORPUS CRISTI  78411  34331  271  512-857-1400
HTI       TX     ACUTE   DOCTORS HOSP.-LAREDO           500 EAST MANN ROAD           LAREDO         76041   6222   96  210-723-1131
HTI       TX     ACUTE   EL CAMPO                       300 SANDY CORNER ROAD        EL CAMPO       77437   6011   41  409-532-2500
HTI       TX     ACUTE   FORT BEND COMM HOSP.           3800 F. M. 1092 AT HIGHWAY 6 MISSOURI CITY  77459   6228   80  713-499-4800
HTI       TX     ACUTE   GILMER                         712 NORTH WOOD               GILMER         75644   6012   46  908-758-1818
HTI       TX     ACUTE   GULF COAST MEDICAL CENTER      1400 HWY. 59 BYPASS          WHARTON        77488    536  161  409-532-2500
HTI       TX     ACUTE   KATY MEDICAL CENTER            5602 MEDICAL CENTER DRIVE    KATY           77494   6229  100  713-392-1111
COLHCA    TX     ACUTE   LEWISVILLE MED CTR HOSPITAL    500 WEST MAIN STREET         LEWISVILLE     75067  34372  146  214-420-1000
HTI       TX     ACUTE   LONGVIEW REGIONAL              2901 N 4TH STREET            LONGVIEW       75601
                                                                                                     -1903   152  100  905-758-1818
HTI       TX     ACUTE   MAINLAND CENTER HOSPITAL       6801 E.F. LOWRY EXPRESSWAY   TEXAS CITY     77591   6220  320  409-938-5000
COLHCA    TX     ACUTE   MEDICAL CENTER HOSPITAL        8081 GREENBRIAR STREET       HOUSTON        77064
                                                                                                     -1807 34332  281  713-790-8100
COLHCA    TX     ACUTE   MEDICAL CITY DALLAS HOSPITAL   7777 FOREST LANE             DALLAS         75230  34325  555  214-661-7000
COLHCA    TX     ACUTE   MEDICAL CENTER PLANO           3901 WEST 15TH STREET        PLANO          75075
                                                                                                     -7738 34310  267  214-598-6800
HTI       TX     ACUTE   MEDICAL ARTS HOSPITAL - DALLAS 6161 HARRY HINES BLVD.       DALLAS         75235   6233   71  214-688-1111
HTI       TX     ACUTE   MEDICAL ARTS HOSPITAL - TEXARK 2501 COLLEGE DRIVE           TEXARKANA      75501   6245  110  905-798-5100
HTI       TX     ACUTE   MEDICAL CENTER HOSPITAL        3205 WEST DAVIS              CONROE         77304   6437  182  409-539-1111
HTI       TX     ACUTE   MEDICAL PLAZA HOSPITAL         1111 GALLAGHER ROAD          SHERMAN        75090   6234  176  905-870-7000
COLHCA    TX     ACUTE   METROPOLITAN HOSPITAL          1310 McCULLOUGH AVENUE       SAN ANTONIO    76212  34392  273  210-271-2200
HTI       TX     ACUTE   MIDWAY PARK MEDICAL CTR.       2600 W. PLEASANT RUN ROAD    LANCASTER      75146    475   90  214-223-9600
COLHCA    TX     ACUTE   NAVARRO REGIONAL HOSPITAL      3201 WEST HIGHWAY 22         CORSICANA      75110
                                                                                                     -2441 34324  185  905-872-4861
COLHCA    TX     ACUTE   NORTH HILLS HOSPITAL           4401 BOOTH CALLOWAY ROAD     NORTH RICHLAND 76180
                                                                                      HILLS          -7399 34329  152  817-284-1431
HTI       TX     ACUTE   NORTH TEXAS MEDICAL CENTER     1801 NORTH GRAVES STREET     MCKINNEY       75069   6217  168  214-548-3000
HTI       TX     ACUTE   NORTHEAST COMMUNITY            1301 AIRPORT FREEWAY         BEDFORD        76021    452  200  817-283-6700
HTI       TX     ACUTE   PARKVIEW HOSPITAL              7407 N FREEWAY               HOUSTON        77076          76  713-697-2631
HTI       TX     ACUTE   PARKWAY HOSPITAL               233 W PARKER ROAD            HOUSTON        77076   6236  180  713-697-2631
COLHCA    TX     ACUTE   PLAZA MED CTR - EAST           1401 SOUTH MAIN STREET       FORT WORTH     76104  39359  475  817-347-4700
COLHCA    TX     ACUTE   PLAZA MED CTR - WEST           900 EIGHTH AVENUE            FORT WORTH     76104
                                                                                                     -3986 34318  338  817-336-2100
COLHCA    TX     ACUTE   RIO GRANDE REG HOSPITAL        101 EAST RIDGE RD.,
                                                           P.O. BOX 4677             McALLEN        76503  34321  220  210-632-6000
HTI       TX     ACUTE   RIVERSIDE HOSPITAL             13725 FARM ROAD 624
                                                           SUITE 101                 CORPUS CRISTI  76410   6238   89  512-767-4300
COLHCA    TX     ACUTE   ROSEWOOD MED CTR               9200 WESTHEIMER ROAD         HOUSTON        77063  39319  235  713-780-7900
HTI       TX     ACUTE   ROUND ROCK COMM HOSP.          2400 ROUND ROCK AVENUE       ROUND ROCK     78681   6240   75  512-255-6066
COLHCA    TX     ACUTE   SAN ANTONIO REG HOSPITAL       8026 FLOYD CURL DRIVE        SAN ANTONIO    78229  34335  416  210-692-8110
COLHCA    TX     ACUTE   SILSEE DOCTORS HOSPITAL        HWY 418 WEST, P.O. BOX 1206  SILSBEE        77656  39321   69  409-385-5531
COLHCA    TX     ACUTE   SOUTH AUSTIN MED CTR           901 W. BEN WHITE BLVD,
                                                          P.O. BOX 18506             AUSTIN         78704  34320  164  512-447-2211
COLHCA    TX     ACUTE   South Texas Ambulatory         9150 Huebner Road,           SAN ANTONIO    78240
                           Surgery Hospital               Suite 100                                  -1546             210/561-7250
COLHCA    TX     ACUTE   SOUTHWEST TEXAS METHODIST      7700 FLOYD CURL DRIVE        SAN ANTONIO    78229
                           HOSP.                                                                     -3993 39385  573  210-692-4000
COLHCA    TX     ACUTE   SPRING BRANCH MED CTR          8850 LONG POINT RD.,         HOUSTON        77255
                                                           P.O. BOX 55227                            -5227 34357  540  713-467-6555
COLHCA    TX     ACUTE   SPRING GRANCH MED CTR          1501 PECH ROAD               HOUSTON        77065
HTI       TX     ACUTE   SUNBELT REGIONAL               13111 EAST FREEWAY           HOUSTON        77015    460  177  713-455-6911
COLHCA    TX     ACUTE   Surgion Specialty Hospital     7401 SOUTH MAIN                             76404
                                                                                     CORPUS CRISTI   -2207             512/882-3204
HTI       TX     ACUTE   TERRELL COMMUNITY HOSPITAL     1551 HIGHWAY 34 SOUTH        TERRELL        75160   6243   73  214-551-6895
COLHCA    TX     ACUTE   TOPS Surgical Specialty        17080 Red Oak Drive,                        77273
                           Hospital                       P.O. Box 73409             HOUSTON         -3400             713/444-0065
HTI       TX     ACUTE   VALLEY REGIONAL MEDICAL CTR.   1 TED HUNT BLVD.             BROWNSVILLE    78521    187   92  210-831-9611


                                   EXHIBIT  D
                                   ----------

                             TERMS AND PROVISIONS
                             --------------------

1.      PRICING & BILLING:
        ------------------

        Seller represents that the prices charged for the products purchased hereunder, net of all discounts, do not exceed Seller's net prices for the particular products at the time and place purchased, by the same methods of delivery, sold as those products or conveyed to the same class of purchasers at the same volume, Seller shall promptly calculate the charges incurred by Buyer hereunder and render a written invoice to Buyer containing an itemized statement of all such charges.

2.      INDEMNITY:
        ----------

        Seller agrees to and does hereby indemnify and hold Buyer, their successors, assigns, directors, officers, agents, and employees harmless from and against any and all liabilities, demands, claims, suits, losses, damages, causes of action, fines, amounts paid in settlement or judgments including costs, reasonable attorney's fees and witnesses' fees and expenses incident thereto, which may be suffered by reason of any loss, damage or injury arising out of defective articles furnished by Seller pursuant to this agreement or any negligent acts or omissions of Seller's employees, occurring on Buyer's premise in providing services directly to Buyer, unless the loss, damage or injury was caused by reason of Buyer's negligence or fault. If said loss, damage, death or injury ("Damages") is caused by the negligence of both Buyer and Seller, the apportionment of said Damages shall be shared by the parties based upon the comparative degree of each party's negligence and each party shall be responsible for its own defense and its own costs including but not limited to the cost of defense, reasonable attorney's fees and witnesses' fees and expenses incident thereto. In the event that any demand or claim is made or suit is commenced against Buyer arising out of or in connection with defective products furnished by Seller pursuant to this agreement, Buyer shall provide written notice to Seller and Buyer shall cooperate with Seller in the defense of the demand, claim or suit to whatever reasonable extent Seller requires, and Seller shall have the right to compromise such claim to the extent of its own interest and shall undertake the defense of any such suit.

3.      QUALITY:
        --------

        The quality of the products purchased hereunder shall conform at all times to grading standards recognized by Seller's industry at the time of the shipment to Buyer and as represented to Buyer and Seller.

4.      INSPECTION:
        -----------

        All materials or articles will be subject to final inspection and approval upon receipt of Buyer. Any articles which do not comply with Buyer's order or which contain defective materials or workmanship may be rejected by the Buyer irrespective of date of payment therefor. Buyer may hold any product rejected for reasons described hereunder pending Seller's instructions, or Buyer may return them to Seller at Seller's expense.

5.      WARRANTY:
        ---------

        Seller warrants that the products to be supplied under this agreement are fit and sufficient for the purpose intended; that they are merchantable, of good quality and free from defects, whether patent or latent, in materials or workmanship; and that products sold to Buyer hereunder conform to or exceed the higher of grading standards recognized by Seller's industry. Seller further warrants that it has good title to the products supplied and that the products are free and clear from all liens and encumbrances. Such warranties, together with any other warranty set forth in Seller's advertising literature, and service warranties and guarantees, shall run to Buyer, its successors and assigns.

6.      ASSIGNMENT:
        -----------

        Neither party shall assign this agreement in whole or in part without the prior written consent of the other party; provided, however, that either party may assign this agreement and its rights and obligations to any successor corporation resulting from a merger or a consolidation of such party. Subject to the foregoing, all terms, conditions, covenants and agreements contained herein shall inure to the benefit of, and be binding upon, any such successor and any permitted assignees of the respective parties hereto. It is further understood and agreed that consent by either party to such assignment in one instance shall not constitute consent by the party or any other assignment.

7.      INTERPRETATION & EFFECT:
        ------------------------

        This agreement terminates and supersedes any existing agreement pertaining to the same subject matter between the parties hereto. This agreement, as executed and approved, shall not be modified unless in writing, expressly stating its intent to modify the terms of this agreement and signed by the parties hereto.

8.      PARTIAL INVALIDITY:
        -------------------

        In the event that any provision of this agreement should for any reason be held invalid, unenforceable or contrary to public policy, the remainder of the agreement shall remain in full force and effect notwithstanding.

9.      ELIGIBLE ENTITIES:
        ------------------

        Buyer shall update the list of eligible entities attached as Exhibit C as appropriate, and upon receipt of notice of change, all eligible entitles listed in Exhibit C shall be entitled to the terms of this Agreement. For the purpose of this Agreement, "Eligible Entities" may include certain non-affiliated third parties that the parties have agreed shall be included on Exhibit C.

10.     OPEN RECORDS:
        -------------

        If applicable to the subject matter of this agreement, and pursuant to the requirement of 42 CFR 420.300 et.seq., Seller hereby agrees to make available to the Secretary of Health and Human Services (HHS), the Comptroller of the General Accounting Office (GAO), or their authorized representatives, all contracts, books, documents and records relating to the nature and extent of costs hereunder for a period of four (4) years after the furnishing of services hereunder. In addition, Seller hereby agrees, if any services are to be provided by subcontract, to require by contract that such subcontractor make available to the HHS and GAO, or their authorized representative, all contracts, books, documents and records relating to the nature and costs thereunder for a period of four
        (4) years after the furnishing of services thereunder.

11.     AFFIRMATIVE ACTION:
        -------------------

        Unless this agreement is exempted by the rules and regulations of the Secretary of Labor issued pursuant to Section 204 of Executive Order 11248, there is incorporated herein by reference paragraphs 1 through 7 of the contract clause set forth in sections 202 of Executive Order 11246.

        Unless this agreement is exempted by rules and regulations of the Secretary of Labor issued pursuant to Title 41 chapter 60 part 60-260 of the Code of Federal Regulations, the affirmative action clause relating to an affirmative action for veterans contained in 60-260.4(a)-(m) is incorporated by reference.

12.     INSURANCE:
        ---------

        During the term of this agreement, Seller shall maintain at its own expense commercial liability insurance for bodily injury, death and/or property damage (including coverage's for product liability, completed operations, contractual liability and personal injury liability) covering Seller for damages arising out of any negligent or otherwise wrongful acts or omissions by Seller or any employee or agent of Seller. All policies of insurance shall provide for coverage on an occurrence basis in the minimum amount of one million dollars ($1,000,000) per occurrence with an annual aggregate of two million dollars ($2,000,000). Upon request, Seller shall provide Buyer with a copy of all such policies of documents, satisfactory to Buyer, evidencing Seller's insurance coverage. Seller is self insured to an extent which will provide adequate protection to Buyer.

12A.    RISK OF LOSS:
        ------------

        Risk of Loss or damage to the items shall be borne by the Vendor until the items have been delivered to an accepted by the Affiliated Facility. ALL ITEMS SHALL BE SHIPPED F.O.B. AFFILIATED FACILITY via general ground
        -----------------------------------------------------
        transportation.


13.     CONFIDENTIALITY:
        ---------------

        During the term of this agreement and surviving its expiration or termination, both parties will regard and preserve as confidential all information related to the business of the other party and its clients and patients that may be obtained from any source as the result of this agreement. Neither party without first obtaining the other party prior written consent, disclose to any person, firm or enterprise for use for its benefit any information relating to the pricing, methods, processes, financial data, lists, apparatus, statistics, programs, research, development or related information of the other party concerning past, present of future business activities or plans of the party and results or terms of the provision of services performed by either party under this agreement. Confidential information does not include: (a) information that is in the public domain prior to the disclosure, becomes part of the public domain through no wrongful act of a party (b) information that was in lawful possession of the party prior to the disclosure; (c) information that was independently developed by a party outside the scope of this agreement. Neither party shall use the name of the other in any advertising or publicity releases without securing the prior written approval of the other.

14.     IMMIGRATION REFORM & CONTROL ACT:
        --------------------------------

        Seller shall to the extent applicable, comply with the provisions of the Immigration Reform and Control Act of 1986.

15.     DISCLOSURE:
        ----------

        Seller agrees to comply at all times with the regulations issued by the Department of Health and Human Services, published at 42 CFR 1001, and which relate to Seller's obligation to report and disclose discounts, rebates and other reductions to Buyer for products purchased by Buyer under this Agreement.

16.     ARBITRATION:
        -----------

        In the event of a dispute between the parties arising out of the interpretation of, or performance under this agreement, such a dispute shall be submitted to binding arbitration under the rules and regulations of the American Arbitration Association. The parties to this agreement agree to be bound by the decision of the arbitrator and accept any decision as a final determination of the matter in dispute. The parties agree to divide the cost arbitration equally. Each party shall, however, be responsible for its own attorney's fees.

17.  PUBLICITY:
     ----------

     Any announcement of this Agreement outside of a party's own employees, must be approved by each party in writing.

18.  TITLE:
     ------

     Title to the items ordered shall pass to the Affiliated Facility only after the items have been delivered to and accepted by the Affiliated Facility.

19.  ADDITIONAL TERMS-PURCHASE ORDER:
     --------------------------------

     The Purchaser's purchase order as of June 1, 1995 and all of the terms and conditions thereof are incorporated herein. Any conflicting terms or conditions in any invoice of documents supplied by Vendor are expressly rejected and shall not be included in any contract with Purchaser. The terms set forth herein and in the Purchase Order shall apply to each order by an Affiliated Facility, whether or not such order is communicated using Purchaser's standard purchase order form.

20.  STATE SALES OR USE TAXES:
     -------------------------

     Buyer is required to collect and remit the State wherein the Affiliated
     -----
     Facility is located all proper sales and use taxes imposed by that State. Each invoice to the Affiliated Facility shall clearly reflect such tax. Seller shall be required to furnish Buyer a copy of its registration
     ------
     certificate and number within each state prior to collecting such sales or use tax.

21.  PERSONAL INDUCEMENTS:
     ---------------------

     No personal cash, merchandise, equipment or other items of intrinsic value shall be offered by or on behalf of any particular vendor to any Affiliated Facility and/or its employee or officers as an inducement to purchase from that vendor.

22.  REPORTS:
     --------

     Seller shall be required to furnish semi-annual volume reports to
     ------
     Columbia/HCA Corporate Office concerning the purchase of each affiliated hospital, totaled for a six (6) month period.

23.  WITHDRAWAL:
     -----------

     Any contract arising as a result of this proposal may be terminated by either party for any reason, upon sixty (60) days written advance notice to the other party.

24.  CONTROLLING LAW:
     ----------------

     This proposal, any contract entered into as a result of this proposal and the performance of the parties hereunder shall be controlled and governed by the laws of the State of Tennessee.

August 31, 1995


Columbia/HCA Healthcare Corporation
Attn: Mike Grannan                            [LETTERHEAD OF DEPUY]
Senior Manager - Contracts
One Park Plaza
Nashville, TN 37202-0550

     SOFT GOOD CONTRACT


Dear Mike:

Enclosed is our signed copy of the above contract. Note I have included the Soft Good Price List which we originally agreed upon. Since this List was created, we have eliminated some discontinued products and are communicating these to Susan Fair.

Mike, as you know, we have agreed to absorb the distribution margin for selected accounts. However, Owens & Minor has instituted their new policy dictating an additional 2% early payment deduction. The cost for Columbia's J.I.T. program now becomes 7%, which is beyond our ability to absorb. Having discussed this with Jim Olsen, I would like to include the following addendum to this contract:

     1.  PRODUCTS AND PRICE
         Products described in the attached Exhibit A will be provided on a direct basis. F.O.B. affiliated facility, with no freight minimums. Furthermore, DePuy agrees to participate in Columbia/HCA's Consolidated Service Center Markets and approved J.I.T. facilities during a one (1) year evaluation period. DePuy will only absorb the 5% distribution margin incurred by Columbia/HCA. The J.I.T. Facilities and CSC Markets follow:


                   J.I.T. FACILITIES             CONSOLIDATED SERVICE CENTERS
                   -----------------             ----------------------------
            Medical City           Dallas             Denver  Division
            Jacksonville Memorial  Jacksonville       El Paso Division
            Cedars Hospital        Miami              Richmond Division (Jan 96)
            La Grange Hospital     Chicago
            Bishop Clarkson        Omaha

Mike, we will begin shipping tomorrow direct to your facilities. [LOGO OF DEPUY] Jim mentioned that Columbia/HCA is still working with Owens &
Minor to get them to change this policy that takes affect on October 1, 1995. Should this not happen, we will plan on continuing to ship direct to your facilities.

Sincerely,

/S/ William P. Mollhargey
William P. Mollhargey
Director, Sales & Contract Services

CC:  Jim Olsen
     Kathy Spears


*    Confidential portions omitted and filed separately with the Commission.